                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|

Filed by a party other than the registrant / /

Check the appropriate box:

/ /     Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
|X|     Definitive proxy statement
/ /     Definitive additional materials
/ /     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                               724 SOLUTIONS INC.
                               ------------------
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

|X|      No fee required.
/ / Fee computed on table below per Exchange Act Rule 14a-6(i)(1), and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------------

         (2)      Aggregate number of securities to which transactions applies:

                  -------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  -------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------------

         (5)      Total fee paid:

                  -------------------------------------------------------------

                / /      Fee paid previously with preliminary materials.

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

                  -------------------------------------------------------------

         (2)      Form, schedule or registration statement no.:

                  -------------------------------------------------------------

         (3)      Filing party:

                  -------------------------------------------------------------

         (4)      Date filed:

                  -------------------------------------------------------------

                              [724 SOLUTIONS LOGO]

                               724 SOLUTIONS INC.

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE is hereby given that the Annual and Special Meeting of Shareholders of 724 SOLUTIONS INC. (the "Corporation") will be held at the Park Hyatt, 4 Avenue Road, Toronto, Ontario, Canada, M5R 2E8 on Thursday, April 26, 2001 at the hour of 11:00 a.m. (EST), for the following purposes:

         1. To receive the Annual Report of the Corporation, the financial statements of the Corporation contained therein as at and for the year ended December 31, 2000 and the report of the auditors thereon.

         2. To consider and, if thought fit, approve resolutions authorizing: (i) an amendment to the Corporation's Amended and Restated 2000 Stock Option Plan (the "2000 Plan") increasing the maximum number of common shares of the Corporation ("Common Shares") which may be reserved for issuance thereunder from 3,800,000 to 10,500,000 Common Shares (inclusive of certain stock options assumed on the acquisition of TANTAU Software, Inc.), and deleting the related restriction limiting the number of stock options under all equity compensation plans of the Corporation to a specified percentage of outstanding capital; and (ii) certain technical amendments to the 2000 Plan, the full text of which is set out in Annex A to the Management Information Circular and Proxy Statement accompanying this notice, and any amendments or variations thereto that may come before the Meeting.

         3. To elect directors to hold office until the next annual meeting of shareholders or until their respective successors are elected.

         4. To appoint KPMG LLP, Chartered Accountants, as independent auditors for fiscal 2001 and to authorize the Board of Directors to fix the remuneration of the auditors.

         5. To transact such further and other business as may properly come before the meeting or any adjournment or adjournments thereof.

A copy of the Corporation's Annual Report to Shareholders and Management Information Circular and Proxy Statement and a form of proxy accompany this Notice.

DATED at Toronto, this 16th day of March, 2001.
                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     /s/ Christopher Erickson
                                     Christopher Erickson
                                     Chief Counsel and Executive Vice President

NOTE: SHAREHOLDERS WHO ARE UNABLE TO BE PRESENT IN PERSON AT THE MEETING ARE REQUESTED TO FILL IN, DATE, SIGN AND RETURN, IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, THE FORM OF PROXY ACCOMPANYING THIS NOTICE. IN ORDER TO BE VOTED, PROXIES MUST BE RECEIVED BY THE CORPORATION, C/O ITS REGISTRAR AND TRANSFER AGENT, COMPUTERSHARE INVESTOR SERVICES INC., 100 UNIVERSITY AVENUE, 8TH FLOOR, TORONTO, ONTARIO, M5J 2Y1, ATTENTION: STOCK TRANSFER DEPARTMENT, BY NO LATER THAN 5:00 P.M. (EST) ON TUESDAY, APRIL 24, 2001 OR, IN THE CASE OF ANY ADJOURNMENT OF THE MEETING, BY NO LATER THAN 5:00 P.M. (EST) ON THE SECOND BUSINESS DAY IMMEDIATELY PRECEDING THE DATE OF SUCH ADJOURNED MEETING.

                               724 SOLUTIONS INC.
                          4101 YONGE STREET, SUITE 702
                            TORONTO, ONTARIO M2P 1N6

                              [724 SOLUTIONS LOGO]


               MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
           RELATING TO THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2001



                             SOLICITATION OF PROXIES

                  THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY MANAGEMENT OF 724 SOLUTIONS INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION (THE "MEETING") to be held on the 26th day of April, 2001, at the time and place and for the purposes set forth in the Notice of Meeting accompanying this Management Information Circular and Proxy Statement and at any adjournment or adjournments thereof. It is expected that the solicitation will be made primarily by mail. The costs of the solicitation will be borne by us. Proxies may also be solicited personally by our directors, officers or employees at nominal cost. This Management Information Circular and Proxy Statement and the accompanying form of proxy and Annual Report to Shareholders are expected to be first mailed to shareholders on or about March 21, 2001.

                  UNLESS OTHERWISE INDICATED, INFORMATION CONTAINED HEREIN IS GIVEN AS OF FEBRUARY 28, 2001 AND ALL DOLLAR AMOUNTS HEREIN ARE STATED IN UNITED STATES DOLLARS. Management knows of no matters to come before the Meeting other than the matters referred to in the accompanying Notice of Meeting.


                      APPOINTMENT AND REVOCATION OF PROXIES

                  The persons named in the enclosed form of proxy are our directors and/or officers. A shareholder desiring to appoint some other person to attend, act and vote for him or her and on his or her behalf at the Meeting and at any adjournments thereof may do so either by inserting that person's name in the blank space provided in the form of proxy or by completing another proper form of proxy and, in either case, delivering the completed proxy to us c/o Computershare Investor Services Inc., our Registrar and Transfer Agent, at 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, Attention: Stock Transfer Department, or returning it by mail in the envelope provided for that purpose, in either case so that it is received by Computershare Investor Services Inc. at the above-noted office by no later than 5:00 p.m. (EST) on Tuesday, April 24, 2001, or, in the case of any adjournment of the Meeting, by no later than 5:00 p.m. (EST) on the second business day immediately preceding the date of such adjourned meeting.

                  The proxy must be signed by the shareholder, or by his or her attorney authorized in writing, as his or her name appears on our register of shareholders. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized.

                  In addition to revocation in any other manner permitted by law, a proxy given in connection with this solicitation may be revoked by instrument in writing executed by the shareholder or by his or her attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized, or by electronic signature (provided that such electronic signature permits reliable determination that the document was created or communicated by or on behalf of the shareholder or attorney, as the case may be) and either:

         (i) deposited at or transmitted to, by telephonic or electronic means, our registered office at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used; or

         (ii) deposited with or transmitted to, by telephonic or electronic means, the chairman of the Meeting on the day of the Meeting, or any adjournments thereof.

                  Upon either of such deposits or transmittals, the proxy is revoked.


                        EXERCISE OF DISCRETION BY PROXIES

                  The persons named in the enclosed form of proxy will vote or withhold from voting the shares in respect of which they are appointed on any ballot that may be called for in accordance with the direction of the shareholders appointing them and, if a shareholder specifies a choice with respect to any matter to be acted upon, the shares shall be voted accordingly. IN THE ABSENCE OF SUCH DIRECTION, SUCH SHARES WILL BE VOTED FOR ALL OF THE MATTERS REFERRED TO IN ITEMS (A), (B) AND (C) IN THE ACCOMPANYING PROXY, ALL AS STATED UNDER THE APPROPRIATE HEADINGS IN THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT.

                  THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AS OF THE DATE OF THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT, MANAGEMENT OF THE CORPORATION KNOWS OF NO SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS TO COME BEFORE THE MEETING. HOWEVER, IF ANY SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS NOT NOW KNOWN TO MANAGEMENT OF THE CORPORATION SHOULD PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXIES HEREBY SOLICITED WILL BE VOTED THEREON IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING SUCH PROXIES.


                    FINANCIAL STATEMENTS AND AUDITORS' REPORT

                  The Board of Directors will submit to the shareholders at the Meeting our consolidated financial statements for the year ended December 31, 2000, and the Auditors' Report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken. A copy of these financial statements and the Auditors' Report is included in our Annual Report to Shareholders, which is being mailed to our shareholders together with this Management Information Circular and Proxy Statement.


                                 THE CORPORATION

                  We provide Internet infrastructure software solutions that enable our customers to deliver services involving transactions such as online banking, brokerage, and mobile electronic commerce, or m-commerce. Using the 724 Solutions Financial Services Platform (the "724 Platform"), these services can be delivered across a wide range of Internet-enabled wireless and consumer electronic devices. Our products currently enable consumers to securely access these services through network service providers using digital mobile phones, personal digital assistants, two-way pagers and personal computers. Our customers are now in the initial phases of offering m-commerce services based upon its products. With critical security features built in, our products can be quickly implemented and integrated with existing systems, and scaled or expanded to accommodate future growth. Using the 724 Platform and related products, our customers may operate software solutions within their own facilities, or we can provide them through our application hosting services.

                  Our product offering consists of two categories of components: a base technology layer called the 724 Platform; and a suite of features and functions for consumers, called the 724 applications, which include financial service applications and our LiveClips service, together with our 724 alerts technology and m-commerce and content applications. The 724 applications can be used together with the underlying 724 Platform infrastructure.


                   VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

                  Our authorized capital consists of an unlimited number of preference shares, issuable in series, and an unlimited number of common shares ("Common Shares"). Our shareholders ("Shareholders") are entitled to exercise one vote in respect of each Common Share held. At all meetings of Shareholders, each Common Share entitles the registered holder thereof to one vote, which may be exercised in person or by proxy. Shares represented at the Meeting in person or by proxy will be counted toward the existence of a quorum notwithstanding their abstention or non-vote on certain matters. Abstentions and non-votes with respect to a particular proposal will not be counted toward the total number of votes cast, however, in determining whether the proposal receives the necessary approval.

                  As at March 12, 2001, we had outstanding 56,578,641 Common Shares, each carrying the right to one vote. No preference shares have been issued.

                  We have fixed March 12, 2001 as the record date (the "Record Date") for Shareholders entitled to receive notice of the Meeting. In accordance with the provisions of the BUSINESS CORPORATIONS ACT (Ontario) (the "Act"), we will prepare a list of Shareholders as at the close of business on the Record Date. In accordance with the voting rights attaching to the Common Shares, each Shareholder named in the list will be entitled to vote the shares shown opposite his or her name on the said list, except to the extent that: (i) the Shareholder has transferred any of his or her Common Shares after the Record Date; and (ii) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he or she owns the shares and demands, not later than 10 days before the Meeting, that his or her name be included on the list of Shareholders before the Meeting, in which case the transferee will be entitled to vote his or her shares at the Meeting. The failure of a Shareholder to receive the Notice of Meeting does not deprive him or her of the right to vote at the Meeting.

                  To the knowledge of our directors and officers, as at February 28, 2001, the only Shareholders beneficially owning, directly or indirectly, or exercising control or direction over more than 5% of the Common Shares are as set forth in the Principal Shareholders Table below. In addition, the table sets forth the beneficial ownership of each of our directors and each of our executive officers named in the Summary Compensation Table below, as well as all of our directors and executive officers as a group. Percentage ownership is based upon 56,578,275 Common Shares outstanding as of February 28, 2001. For purposes of this table, the term "beneficial ownership" includes outstanding Common Shares, as well as Common Shares issuable upon exercise of vested options, and options that vest within 60 days of February 28, 2001.

PRINCIPAL SHAREHOLDERS TABLE

                                                        NUMBER OF COMMON
                NAME OF SHAREHOLDER                          SHARES         PERCENT OF CLASS
-----------------------------------------------------  -------------------  ------------------
Sonera Corporation (1)                                     6,400,000              11.3%
P.O. Box 106, FIN-00051
Sonera, Teollisuukatu 15
Helsinki, Finland

Austin Ventures (2)                                        5,635,848              9.9%
701 N. Brazos Street, Suite 1400
Austin, Texas  78701

Citigroup Inc. (3)                                         4,695,000              8.3%
425 Park Avenue
New York, New York  10043

Bank of Montreal                                           3,930,195              6.9%
First Canadian Place, 21st Floor
Toronto, Ontario  M5X 1A1

Gregory Wolfond (4)                                        3,455,000              6.1%
c/o 724 Solutions Inc.
4101 Yonge Street, Suite 702
Toronto, Ontario  M2P 1N6

Bank of America Corporation (5)                            3,243,125              5.7%
Bank of America Corporate Center
100 North Tryon Street
NC1-007-23-11
Charlotte, North Carolina  28255

1319079 Ontario Inc. (6)                                   3,065,900              5.4%
100 King Street West, Suite 6600
Toronto, Ontario
M5X 1B8

John Sims (7)                                               822,220               1.5%

Christopher Erickson (8)                                    363,500                 *

Andre Boysen (9)                                            240,000                 *

Karen Basian (10)                                            75,800                 *

Lloyd F. Darlington                                          5,625                  *

James D. Dixon                                               5,000                  *

Fredrick T. White (11)                                       12,529                 *

Christopher Jarman                                           1,000                  *

Antti Vasara                                                   --                  --

Barry J. Reiter                                                --                  --

Holger Kluge                                                   --                  --

J. Robert S. Prichard                                          --                  --

Joseph Aragona (12)                                            --                  --

Charles Goldman (13)                                           --                  --

All directors and executive officers as a group
   (23 persons) (14)                                       6,068,907              10.6%

Notes to Principal Shareholders Table:

*      Less than 1%
(1) These Common Shares are held beneficially and of record by Sonera SmartTrust Ltd., a wholly-owned subsidiary of Sonera Corporation.
(2) The Common Shares indicated as beneficially owned by Austin Ventures represent: (a) 5,481,677 Common Shares held by Austin Ventures VI, L.P.; and (b) 154,171 Common Shares held by Austin Ventures VI Affiliates Fund, L.P. The general partner of Austin Ventures VI, L.P. and Austin Ventures VI Affiliates Fund, L.P. is AV Partners VI, L.P. The general partners of AV Partners VI, L.P. are Joseph Aragona, Kenneth DeAngelis, Jeffery Garvey, Ed Olkkola, John Thorton and Blaine Wesner. Each of the general partners of AV Partners VI, L.P. disclaims beneficial ownership of the Common Shares held by Austin Ventures VI, L.P. and Austin Ventures VI Affiliates Fund, L.P., except to the extent of his pecuniary interest in these Common Shares.
(3) These Common Shares are held of record by Citicorp Strategic Technology Corporation. Citicorp Strategic Technology Corporation is a wholly-owned subsidiary of Citicorp, which is a wholly-owned subsidiary of Citigroup Holdings Company, which is a wholly-owned subsidiary of Citigroup Inc.
(4) Consists of Common Shares held by Blue Sky Capital Corporation, a corporation of which Mr. Wolfond is the sole director and shareholder.
(5) Includes Common Shares beneficially held by NB Holdings Corporation, NationsBanc Montgomery Holdings Corporation and Banc of America Securities LLC, each of which is an affiliate of Bank of America Corporation.
(6) 1319079 Ontario Inc. is a privately-held Ontario corporation, a majority of the shares of which are currently owned by two discretionary trusts, The Melvyn Wolfond Family Trust and The Arthur Wolfond Family Trust. The potential beneficiaries of The Melvyn Wolfond Family Trust include, among others, Gregory Wolfond. However, Mr. Wolfond has not been allocated any beneficial interest and does not exercise management, control or direction in respect of the Common Shares held by either of these trusts.
(7) Includes 428,239 Common Shares that, as of February 28, 2001, are subject to an unvested share repurchase option in favour of us. 17,130 of these Common Shares were released from the unvested share repurchase option on March 1, 2001 and an additional 17,130 Common Shares will be similarly released on the first day of every month thereafter. Also includes 82,298 Common Shares that are held in escrow under the terms of our acquisition of TANTAU Software, Inc.
(8) Includes 325,000 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2001.
(9) Consists entirely of Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2001.
(10) Includes 75,000 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2001.
(11) Includes 1,253 Common Shares that are held in escrow under the terms of our acquisition of TANTAU Software, Inc.
(12) The 5,635,848 Common Shares held by Austin Ventures may be deemed to be beneficially owned by Mr. Aragona due to his affiliation with these funds. Mr. Aragona disclaims beneficial ownership of the Common Shares held by Austin Ventures, except to the extent of his pecuniary interest therein.
(13) Mr. Goldman may be deemed to be the beneficial holder of 1,012,713 Common Shares held by J.P. Morgan Partners (BHCA), L.P., due to his affiliation with J.P. Morgan Partners, LLC. Mr. Goldman disclaims beneficial ownership of the Common Shares held by J.P. Morgan Partners (BHCA), L.P., except to the extent of his pecuniary interest therein.
(14) Includes 741,988 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2001.


                  As of February 28, 2001, approximately 185 of the recordholders of our Common Shares had addresses in the U.S. These holders owned 36,065,253 Common Shares, or approximately 64% of our total issued and outstanding Common Shares.

                    AMENDMENTS TO OUR 2000 STOCK OPTION PLAN

DESCRIPTION OF THE PLAN

                  In December 1999, we adopted our 2000 Stock Option Plan (as amended and restated, the "2000 Plan"), which was implemented upon completion of our initial public offering. Grants under the 2000 Plan are made at the discretion of our Board of Directors. Our Stock Option Committee administers the 2000 Plan, subject to guidelines developed by our Human Resources and Compensation Committee. These guidelines set forth, among other things, the number of options that may be granted to employees of particular seniority levels at the time of their initial hiring, and periodically thereafter. Any grants outside of these guidelines require the prior approval or subsequent ratification of the Human Resources and Compensation Committee. The 2000 Plan provides for the grant of options to our employees, officers, directors and consultants and those of our subsidiaries worldwide.

                  Both incentive stock options and non-qualified stock options are available to U.S. residents. Options held by any person under the 2000 Plan, together with any other options (or other share compensation arrangements) granted to that person may not, at any time, exceed 5% of the aggregate number of Common Shares outstanding from time to time. The options granted under the 2000 Plan will have a maximum term of 10 years and an exercise price of no less than the fair market value of the Common Shares on the date of the grant, as determined by the Board of Directors or a duly authorized committee on such date, or 110% of fair market value in the case of an incentive stock option granted to an employee who owns Common Shares having more than 10% of the aggregate voting power of our outstanding securities. If a change of control of our company occurs, all options granted under the 2000 Plan will become automatically vested and exercisable in full.

                  Subject to the requirements of The Toronto Stock Exchange and/or applicable securities regulators, the Board of Directors, the Stock Option Committee, or any other committee established by the Board of Directors to administer the 2000 Plan, may determine the provisions relating to the expiry of options upon termination of employment, directorship or consulting relationship with us. These provisions are contained in the written option agreement between the optionee and us.

INCREASE OF COMMON SHARES RESERVED UNDER THE 2000 PLAN

                  The 2000 Plan currently provides that options may be granted in respect of a maximum of 3,800,000 Common Shares which may be reserved for issuance under the 2000 Plan, subject to any adjustment to this number in the event of certain types of capital reorganizations provided under the terms of the 2000 Plan.

                  In addition, the 2000 Plan currently provides that options may not be issued if the number of shares issuable under all outstanding stock options under our various stock option plans (see "Executive Compensation-Summary Information Concerning Stock Option Plans") would exceed 15% of the number of our then outstanding Common Shares, exclusive of stock options granted by the target company which are assumed as part of the consideration payable by us in an acquisition transaction.

                  Current circumstances suggest that an increase in the maximum number of Common Shares reserved for issuance under the 2000 Plan is necessary.

                  As of February 28, 2001, options to purchase 2,898,930 Common Shares (net of forfeitures by former employees and other participants) have already been granted by us under the 2000 Plan to approximately 700 of our employees, officers, directors and consultants.

                  In addition, upon the completion of our acquisition of TANTAU Software, Inc. in January 2001, we assumed certain stock options that had been granted by Tantau to its employees. These options, in the aggregate, were converted on closing into options to purchase 3,513,248 Common Shares. A portion of these options (representing 1,500,000 Common Shares) (the "Tantau Incentive Options") were granted by Tantau with an exercise price based upon the market value of our Common Shares on January 16, 2001. While all of these options are governed by the terms of the 1999 Tantau Stock Plan (the "Tantau Plan"), which was assumed by us, the applicable rules of The Toronto Stock Exchange provide that the Tantau Incentive Options should be notionally counted against the available grant room under the 2000 Plan.

                  Under our current compensation policies, we typically grant company-wide options on a semi-annual basis in order to continue to provide long-term incentives to our existing employees. Effective January 2, 2001, we broadly granted to our employees and officers options in respect of 943,335 Common Shares. As there remained insufficient room in the 2000 Plan for these grants, after notionally allocating the Tantau Incentive Options to the 2000 Plan, a portion of the January option grants (aggregating 431,830 Common Shares) were granted by the Stock Option Committee conditional upon approval of the increase in the maximum number of shares available for issuance under the 2000 Plan by the Board of Directors and ratification of this increase by the Shareholders at the Meeting. As of February 28, 2001, options in respect of an additional 167,100 Common Shares have been granted under the 2000 Plan to new hires and promoted employees since January 2, 2001 that are subject to the same condition. Management expects that additional options will be granted under the 2000 Plan between February 28, 2001 and the date of the Meeting that will be subject to this condition as well.

                  We continue to hire employees on an ongoing basis and anticipate that this hiring trend will continue during the next year. Our acquisitions of ezlogin.com, Inc., Spyonit.com, Inc. and TANTAU Software, Inc. each required that options be granted to the employees of these new affiliates. In addition, we may wish to pursue additional acquisitions prior to the 2002 Annual Meeting of Shareholders, which will likely involve granting options to additional employees.

                  We also foresee hiring several senior executives to build our management team and we are aware that high profile, experienced, software industry executives typically expect to receive attractive compensation packages, which often include significant option grants. Stock option grants are an important element of our compensation policies and help enable us to attract and retain the most qualified and motivated workforce possible in light of the highly competitive global environment in which we operate. The ability to offer employment packages which contain attractive stock option grants will enhance our ability to grow our business in a manner that rewards employees for contributing to our future success and assist in employee retention, while conserving cash resources which might otherwise have been utilized through higher salaries.

                  In light of the fact that most of the stock options granted under the 2000 Plan have exercise prices significantly higher than the current trading price of our Common Shares, we may have to make certain one-time grants or take other actions, to assist in employee retention.

                  Our Board of Directors has determined that it would be in our best interests to eliminate the 15% sub-limit of the 2000 Plan described above and to increase the maximum number of shares issuable under the 2000 Plan so as to allow for our continued growth.

                  Applicable stock exchange rules require that shareholder approval be obtained in order to increase the maximum number of Common Shares reserved for issuance under the 2000 Plan. In addition, shareholder approval is needed in order to qualify certain awards for favourable treatment under applicable U.S. tax laws (the "ISO Rules"). Accordingly, our Shareholders are being asked to approve an amendment to the 2000 Plan (approved by our Board of Directors effective March 12, 2001 - the "Proposed Plan Expansion") whereby the maximum number of Common Shares to be reserved for issuance under the 2000 Plan will be increased by 6,700,000 Common Shares, to a total of 10,500,000 Common Shares (inclusive of the Tantau Incentive Options), and the 15% sub-limit of the 2000 Plan would be deleted. It is anticipated, however, that the 2000 Plan, as amended, would not be fully exhausted by the date of the 2002 Annual Meeting of the Shareholders.

                  Our various stock option plans are summarized below (see "Executive Compensation - Summary Information Concerning Stock Option Plans"). If all outstanding options issued under the Pre-IPO Plans, the 1999 ezlogin Stock Option Plan assumed by us (the "Ezlogin Plan") and the assumed

Tantau Plan together with all options granted, and available to be granted, under the 2000 Plan (assuming the proposed increase in the maximum number of available shares is ratified by the Shareholders) were exercised, the total number of Common Shares that would be issued represents, on a pre-issuance basis, approximately 25% of our issued and outstanding share capital as at February 28, 2001 (20% on a when-issued basis). If the options assumed as part of the consideration payable by us in respect of our acquisition of ezlogin.com, Inc. and TANTAU Software, Inc. (which were part of the acquisition price rather than ongoing share incentive compensation) are removed from the calculation, the potential dilution represents 19% on a pre-issuance basis and 16% on a when-issued basis.

ADDITIONAL AMENDMENTS TO THE 2000 PLAN

                  In addition, on November 27, 2000, the Board of Directors also approved certain technical amendments to the 2000 Plan, in part resulting from a review of the 2000 Plan in light of current corporate governance practices. Significant amendments are discussed below. Please refer to the full text of the amendments to the 2000 Plan, which is set forth in Annex A to this Management Information Circular and Proxy Statement.

                  Section 5.3 of the 2000 Plan provides that the aggregate number of Common Shares subject to outstanding options under the 2000 Plan issued to our non-employee directors may not exceed 1% of the number of issued and outstanding Common Shares, as determined at the time of the proposed grant. This section was amended to provide guidance that allocations of proposed annual grants to non-employee directors (within the 1% limit) should be made having regard to the generally prevailing practices of technology companies of similar size and scope as our company.

                  Section 5.4 of the 2000 Plan provides that the Board of Directors or the Stock Option Committee may, after the grant of an option, permit an optionee to exercise the unvested portion. The section was amended to provide that (i) the acceleration of the vesting of an option granted to a director, or (ii) the re-pricing of outstanding options held by our directors or senior officers (excluding adjustments specifically contemplated in the 2000 Plan or the option grant agreement), will require the consent or ratification of our Shareholders.

EFFECT ON PLAN BENEFITS

                  The benefits or amounts that will be received by, or allocated to, any of our directors, officers or other employees under the 2000 Plan are not presently determinable, except for (1) our policy of annual grants of options to purchase Common Shares to each of our non-executive directors and (2) our policy of grants of options to purchase Common Shares to new non-executive directors (see "Executive Compensation-Compensation of Directors"). Grants or awards under the 2000 Plan are made at the discretion of the Board of Directors, and the Stock Option Committee, subject to the guidelines developed by the Human Resources and Compensation Committee. If the 2000 Plan, as amended by the resolution to be placed before our Shareholders (the "Amended Plan"), had been in effect in the year ended December 31, 2000, the stock option grants received by our executive officers and directors would have been the same as the stock options received by such persons for fiscal 2000 under the 2000 Plan (see "Executive Compensation-Option Grants During the Most Recently Completed Financial Year").

REQUIRED APPROVALS AND RECOMMENDATIONS

                  The Board of Directors approved the technical amendments described above on November 27, 2000 and all requisite regulatory approvals were obtained. The Board approved the Proposed Plan Expansion on March 12, 2001, subject to regulatory and shareholder approval. The Toronto Stock Exchange, the approval of which is required, has also approved the Proposed Plan Expansion subject to our receipt of shareholder approval. The technical amendments (which are being placed before our Shareholders for ratification for purposes of the ISO Rules) and the Proposed Plan Expansion are referred to collectively as the "Amendments".

                  Approval of the Amendments will require the affirmative vote of a simple majority of the votes cast at the Meeting by our Shareholders who vote in respect of this resolution, in person or by proxy. The Board of Directors has determined that the Amendments are in the best interests of both the Corporation and our Shareholders, and unanimously recommends that the Shareholders vote FOR the Amendments. The text of the resolution with respect to this matter to be passed by the Shareholders is set forth in Annex A to this Management Information Circular and Proxy Statement. Unless such authority is withheld, the persons named in the accompanying form of proxy intend to vote FOR the Amendments.


                              ELECTION OF DIRECTORS

                  At the date of this Management Information Circular and Proxy Statement, our Articles provide for a flexible number of directors, subject to a minimum of three and a maximum of 20. The number of directors within this range is to be determined by the Board of Directors from time to time. On November 27, 2000, the Board of Directors increased the number of directors from 10 to 13 effective upon the closing of our acquisition of TANTAU Software, Inc. On January 24, 2001, the Board of Directors accepted Alan Young's resignation as a director and no new director was appointed in his place. As such, we currently have 12 directors whose terms of office all expire at the Meeting, subject to the provisions of the Act. In view of her other business commitments, Heather Reisman has advised the Chairman of her decision not to stand for re-election to the Board of Directors upon the expiry of her term of office at the Meeting and to resign from the Board of Directors at that time. As a result of Ms. Reisman's advice in this regard, the Board of Directors has resolved that the number of directors be fixed at 11, effective at the commencement of the Meeting. The shareholders will be asked to elect 11 directors. A MAJORITY OF THE MEMBERS OF THE BOARD OF DIRECTORS AND OF EVERY COMMITTEE OF DIRECTORS MUST BE RESIDENTS OF CANADA WITHIN THE MEANING GIVEN TO SUCH TERM IN THE ACT.

                  The persons named in the enclosed form of proxy intend to vote FOR the election of the proposed nominees whose names are set forth in the table below. The proposed nominees are all now members of the Board of Directors and have been since the years indicated.

                  Proxies conferring authority to vote for the election of those individuals to be nominated by management will be voted FOR the election of all of the proposed nominees in the absence of directions from the Shareholders granting such proxies to withhold from voting for one or more proposed nominee(s). Management does not contemplate that any of the proposed nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the form of proxy accompanying this Management Information Circular and Proxy Statement confers on the persons named in the proxy the right to vote for another nominee in their discretion. In the election of directors, the 11 nominees receiving the highest number of affirmative votes in respect of the Common Shares present, or represented and voting (in person or by proxy) on the election of directors at the Meeting, shall be elected as directors. Each director will hold office until the next annual election of directors or until his or her successor is elected, unless his or her office is earlier vacated.

                  Our Board of Directors does not have an executive committee. It is required to have an audit committee. The current members of the Audit Committee are Joseph Aragona, Holger Kluge (Chairman) and J. Robert S. Prichard. All three members of the Audit Committee are considered independent directors under Rule 4200(a)(15) of the NASDAQ National Market, and they satisfy the NASDAQ National Market's requirements relating to the qualification of its members and their required understanding of financial statements and financial affairs. The membership of the Audit Committee also complies with The Toronto Stock Exchange Corporate Governance Guidelines, which are described in the "Corporate Governance" section herein. See the "Corporate Governance" section herein for a more detailed discussion of the Audit Committee, as well as a discussion of the Board of Directors' other committees.

                  The following table sets forth the name of each person proposed to be nominated for election to the Board of Directors at the Meeting, all positions and offices of the Corporation currently held by him or her, his or her principal occupation or employment at present and for at least the five preceding years and the number of Common Shares beneficially owned, or over which control or direction is exercised, as of February 28, 2001:

DIRECTORS TABLE

                                                                                                 COMMON SHARES
    NAME, AGE AND                                                                             BENEFICIALLY OWNED OR
  POSITION WITH THE                                                            YEAR BECAME    OVER WHICH CONTROL OR
     CORPORATION                         PRINCIPAL OCCUPATION                    DIRECTOR    DIRECTION IS EXERCISED(1)
----------------------- -----------------------------------------------------------------------------------------------
GREGORY WOLFOND, 39,    Chairman  of  our  Board  of  Directors  since  April      1997           3,455,000(2)
Chairman of the Board   1998.   Mr. Wolfond  co-founded  the  Corporation  in
of Directors            July 1997 and served as our Chief  Executive  Officer
                        from September  1997 until our  acquisition of TANTAU
                        Software,   Inc.  in  January  2001.  In  1987,   Mr.
                        Wolfond founded Footprint  Software Inc. (a financial
                        services   software   company)  where  he  helped  to
                        develop  systems  designed  for  ease  of use  across
                        large   financial    institutions.    IBM   purchased
                        Footprint  in May 1995 and Mr.  Wolfond  continued to
                        serve as Chief  Executive  Officer of Footprint until
                        July 1997. While at IBM,  Mr. Wolfond  helped develop
                        IBM's network computing  technology for the financial
                        services  industry.  Mr. Wolfond has a BA in Computer
                        Science from the University of Western Ontario.

JOHN SIMS, 45,          Our  Chief  Executive  Officer  since  January  2001.      2001             822,220(3)
Chief Executive         Mr. Sims, TANTAU Software, Inc.'s co-founder,  served
Officer and Director    as its  President  and Chief  Executive  Officer from
                        inception until our  acquisition of TANTAU  Software,
                        Inc.  in  January  2001.  From  November  1995  until
                        TANTAU  Software,  Inc.'s  founding in February 1999,
                        Mr.  Sims  served as Chief  Operating  Officer of SCC
                        Communications   Corp.  (a  U.S.   telecommunications
                        support  service  company).  From November 1985 until
                        November 1995, Mr. Sims served in several  management
                        positions   at  Tandem   Computers  (a  developer  of
                        computer  systems),   including  Vice  President  and
                        General     Manager     of     Tandem's     worldwide
                        telecommunications  business.  Mr.  Sims also  served
                        in   various   financial   and   general   management
                        positions   with   the   Burroughs   Corporation   (a
                        manufacturer of computer and related  equipment) from
                        June 1977  until  November  1985.  Mr.  Sims holds an
                        Accounting  degree  from the  University  of Glasgow,
                        Scotland.  Mr. Sims was  initially  appointed  to the
                        Board of  Directors  under  the  terms of our  merger
                        agreement with TANTAU Software, Inc.

                                                                                                 COMMON SHARES
    NAME, AGE AND                                                                             BENEFICIALLY OWNED OR
  POSITION WITH THE                                                            YEAR BECAME    OVER WHICH CONTROL OR
     CORPORATION                         PRINCIPAL OCCUPATION                    DIRECTOR    DIRECTION IS EXERCISED(1)
----------------------- -----------------------------------------------------------------------------------------------
LLOYD F. DARLINGTON,    President and Chief Executive Officer,  Emfisys (Bank      1998               5,625
56,                     of  Montreal's   technology  division)  and  Head  of
Director                E-Business of Bank of Montreal (a Canadian  chartered
                        bank) since November  2000. Mr.  Darlington is also a
                        director  of  Cebra  Inc.  (an  electronic   commerce
                        subsidiary,  wholly-owned by Bank of Montreal) and of
                        Symcor Inc. (a payment processing  corporation).  Mr.
                        Darlington was Chief  Technology  Officer and General
                        Manager  of Bank of  Montreal  from  May  1996  until
                        November 2000.  Mr. Darlington  began his career with
                        Bank of Montreal in 1967 and,  since 1980, has held a
                        variety of executive  positions.  Most  recently,  he
                        served as Executive Vice  President,  Operations from
                        1989  to  1996.   Mr. Darlington  received  a  BA  in
                        English and Psychology from McGill  University and an
                        MBA (Hons.) from Concordia University.

JAMES D. DIXON, 57,     President of  BankofAmerica.com (a subsidiary of Bank      1999               5,000
Director                of  America)   since   February   2000.   Mr.   Dixon
                        previously served as Group Executive of Bank of America
                        Technology and Operations (also a subsidiary of Bank of
                        America Corporation) between September 1998 and February
                        2000. From 1991 until the merger of NationsBank
                        Corporation and Bank America Corporation, Mr. Dixon
                        served as President of NationsBank Services, Inc. Prior
                        to that, he served as Chief Financial Officer of
                        C&S/Sovran Corporation (a predecessor to NationsBank).

HOLGER KLUGE, 59,       Mr.  Kluge was  President,  Personal  and  Commercial      2000                 -
Director                Bank, of Canadian  Imperial Bank of Commerce ("CIBC")
                        from 1990 until he retired in May 1999. Mr. Kluge joined
                        CIBC in 1959 and held various management positions in
                        the CIBC branch system in Canada and in corporate and
                        international banking in Singapore, Japan and Hong Kong.
                        In 1990, Mr. Kluge was appointed as CIBC's President,
                        Individual Bank, where he was responsible for retail and
                        private banking operations worldwide. CIBC's Individual
                        Bank division was renamed Personal and Commercial Bank
                        in 1993 to more accurately reflect the unit's
                        responsibilities. Mr. Kluge's current directorships
                        include T.A.L. Global Asset Management Inc. (an
                        investment and fund management company), Husky Energy
                        Inc. (an oil and gas company), Hutchison
                        Telecommunications (Australia) Ltd. (a
                        telecommunications and Internet infrastructure company),
                        Vlinx.com (an e-commerce venture), Tom.com Limited (a
                        China-oriented Internet portal), Polyphalt Inc. (a
                        licensor of polymer modified asphalt (bitumen)
                        technology), Prologic Corp. (a developer of software
                        solutions for the global financial services industry),
                        Hong Kong Electric Group (a utility company) and
                        Covenant House Toronto (a privately-funded childcare
                        agency that provides shelter and services to homeless
                        and runaway youth).

                                                                                                 COMMON SHARES
    NAME, AGE AND                                                                             BENEFICIALLY OWNED OR
  POSITION WITH THE                                                            YEAR BECAME    OVER WHICH CONTROL OR
     CORPORATION                         PRINCIPAL OCCUPATION                    DIRECTOR    DIRECTION IS EXERCISED(1)
----------------------- -----------------------------------------------------------------------------------------------
J. ROBERT S.            Professor  of Law and  Public  Policy  and  President      2000                 -
PRICHARD, 52,           Emeritus  at the  University  of  Toronto  since July
Director                2000.  Mr.  Prichard was President of the  University
                        of Toronto between 1990 and 2000. Mr. Prichard also
                        serves as director of a number of corporations including
                        Bank of Montreal (a Canadian chartered bank), Onex
                        Corporation (a company specializing in private equity
                        and acquisitions), Four Seasons Hotels (a hotel and
                        resort chain) and Biochem Pharma Inc. (an international
                        biopharmaceutial company). He is also a member of the
                        advisory board of the World Bank Institute, a national
                        trustee of the NeuroScience Canada Foundation (a
                        foundation that seeks to promote and advance
                        neuroscience research in Canada), chair of the Advisory
                        Council of the Centre for Comprehensive Research in
                        Childhood Cancer of the Pediatric Oncology Group of
                        Ontario, and a director of Historica (a foundation
                        dedicated to increasing awareness among Canadians of
                        their country's history). Mr. Prichard was appointed an
                        officer of the Order of Canada in 1994 and received the
                        Order of Ontario in 2000. Mr. Prichard studied economics
                        at Swarthmore College, and received an M.B.A. in finance
                        and international business from the University of
                        Chicago's Graduate School of Business, an L.L.B. from
                        the University of Toronto and an L.L.M. from Yale Law
                        School.

BARRY REITER, 52,       Chairman  of  the  Technology   Group  at  Torys  (an      2000                 -
Director                international   law   firm).   Mr.   Reiter  is  also
                        currently  Chairman of Algorithmics Inc. (a developer
                        and provider of financial risk  management  software)
                        and   Battery   Technologies   Inc.   (developer   of
                        rechargeable  batteries  technology),  and a director
                        of   Alliance   Atlantis   Communications   Inc.   (a
                        broadcaster,   creator   and   developer   of  filmed
                        entertainment),  Efos Inc. (a company involved in the
                        research,  development and manufacture of light-based
                        technologies),    Eco   Waste   Solutions   Inc.   (a
                        manufacturer   of    eco-friendly    waste   oxidizer
                        systems),   Royal  Bank  Ventures  Inc.  (a  Canadian
                        venture group),  Lorus  Therapeutics Inc. (a Canadian
                        biopharmaceutical   company)  and  Telepanel  Systems
                        Inc. (a  manufacturer of products for ESL systems for
                        use  in  the  retail  industry).   Prior  to  joining
                        Torys,  Mr. Reiter  served as a law  professor at the
                        Faculty of Law, University of Toronto.

                                                                                                 COMMON SHARES
    NAME, AGE AND                                                                             BENEFICIALLY OWNED OR
  POSITION WITH THE                                                            YEAR BECAME    OVER WHICH CONTROL OR
     CORPORATION                         PRINCIPAL OCCUPATION                    DIRECTOR    DIRECTION IS EXERCISED(1)
----------------------- -----------------------------------------------------------------------------------------------
JOSEPH                  Served on TANTAU Software,  Inc.'s Board of Directors      2001                 -
ARAGONA(4), 44,         from  April  1999  until  our  acquisition  of TANTAU
Director                Software,  Inc.  in January  2001.  Mr.  Aragona is a
                        General Partner of Austin Ventures (a U.S. venture
                        capital firm), which he joined in 1982. In addition, Mr.
                        Aragona has served as a director of Pervasive Software
                        Inc. (a provider of data management software) since June
                        1995. Mr. Aragona has a BA in Economics from Harvard
                        University and an MBA degree from the Harvard University
                        School of Business Administration. Mr. Aragona was
                        initially appointed to the Board of Directors under the
                        terms of our acquisition agreement with TANTAU Software,
                        Inc., which provided that four members of the Board of
                        Directors selected by TANTAU Software, Inc. would be
                        appointed on completion of the transaction.

CHARLES GOLDMAN(5),     Served on Tantau's  Board of Directors from June 2000      2001                 -
32,                     until our  acquisition  of TANTAU  Software,  Inc. in
Director                January  2001.  Mr. Goldman  has been a Principal  of
                        J.P. Morgan Partners, LLC (a global private equity
                        organization), since 1999 and currently sits on the
                        Board of Directors of USA.net (a global e-messaging
                        service provider) and iWon (an Internet portal and cash
                        sweepstakes Web site). From 1990 to 1992, Mr. Goldman
                        worked with the Global Finance Department of Dillon,
                        Read & Co. (an investment banking firm). From 1992 to
                        1994, and again in 1996, until becoming a Principal in
                        1999, Mr. Goldman was an associate at Chase Capital
                        Partners (now J.P. Morgan Partners). Mr. Goldman also
                        worked with the consumer long distance division of
                        Sprint in 1995. Mr. Goldman holds a BA from the
                        University of Pennsylvania, a BS from Wharton School of
                        the University of Pennsylvania and an MBA from the
                        Harvard Business School. Mr. Goldman was initially
                        appointed to the Board of Directors under the terms of
                        our acquisition agreement with TANTAU Software, Inc.,
                        which provided that four members of the Board of
                        Directors selected by TANTAU Software, Inc. would be
                        appointed on completion of the transaction.

                                                                                                 COMMON SHARES
    NAME, AGE AND                                                                             BENEFICIALLY OWNED OR
  POSITION WITH THE                                                            YEAR BECAME    OVER WHICH CONTROL OR
     CORPORATION                         PRINCIPAL OCCUPATION                    DIRECTOR    DIRECTION IS EXERCISED(1)
----------------------- -----------------------------------------------------------------------------------------------
FREDRICK T.             Served as an advisory  director  to TANTAU  Software,      2001              12,529(6)
WHITE, 65,              Inc.'s Board of Directors  from  February  2000 until
Director                our acquisition of TANTAU  Software,  Inc. in January
                        2001. Mr. White has served as president of Fredrick T.
                        White & Associates Inc. (a technology marketing and
                        investment company) since 1986. From December 1985 to
                        February 1991, Mr. White was a general partner of
                        Ventures West Management (a venture capital company). In
                        addition, from August 1986 to December 1997, Mr. White
                        was a director of Tandem Computers (a developer of
                        computer systems) and served as Chairman from September
                        1995 until the merger of Tandem and Compaq Computers in
                        December 1997. Mr. White holds a Bachelor of Applied
                        Science and an MBA from the University of Toronto. Mr.
                        White was initially appointed to the Board of Directors
                        under the terms of our acquisition agreement with TANTAU
                        Software, Inc. which provided that four members of the
                        Board of Directors selected by TANTAU Software, Inc.
                        would be appointed on completion of the transaction.

ANTTI VASARA, 35,       Deputy  CEO and  member of the  executive  management      2001                 -
Director                team  of  Sonera   SmartTrust  since  November  2000.
                        Prior to that, Mr. Vasara served as Sonera SmartTrust's
                        Executive Vice President - Customer Operations from
                        September 2000 to October 2000 and as its Chief
                        Operations Officer from March 2000 to August 2000. Mr.
                        Vasara also served as Vice President, Mobile & Media
                        Operations of Sonera Corporation from February 2000 to
                        March 2000. Mr. Vasara was Senior Project Manager at
                        McKinsey & Company (an international management
                        consulting firm) from July 1998 to January 2000. Prior
                        to that, Mr. Vasara served as Sonera Corporation's
                        Engagement Manager from July 1996 to June 1998 and as an
                        Associate from July 1994 to June 1996. Mr. Vasara holds
                        a Master of Science degree in engineering, a Licentiate
                        of Technology degree and a Doctorate of Technology from
                        the Helsinki University of Technology, Department of
                        Technical Physics.

                               -------------------
Notes:
(1) The information as to Common Shares beneficially owned or controlled, not being within the knowledge of the Corporation, has been furnished by the proposed nominees.
(2) See "Voting Shares and Principal Shareholders Thereof" for details of Common Shares owned or controlled by entities related to Mr. Wolfond.
(3) Includes 428,239 Common Shares that, as of February 28, 2001, are subject to an unvested share repurchase option in favour of us. 17,130 of these Common Shares were released from the unvested share repurchase option on March 1, 2001 and an additional 17,130 Common Shares will be similarly released on the first day of every month thereafter. Also includes 82,298 Common Shares that are held in escrow pursuant to the terms of our merger agreement with TANTAU Software, Inc.
(4) Mr. Aragona may be deemed to be the beneficial holder of 5,635,848 Common Shares held by Austin Ventures due to his affiliation with these funds. Mr. Aragona disclaims beneficial ownership of the Common Shares held by Austin Ventures, except to the extent of his pecuniary interest therein.
(5) Mr. Goldman may be deemed to be the beneficial holder of 1,012,713 Common Shares held by J.P. Morgan Partners (BHCA), L.P., due to his affiliation with J.P. Morgan Partners, LLC. Mr. Goldman disclaims beneficial ownership of the Common Shares held by J.P. Morgan Partners (BHCA), L.P., except to the extent of his pecuniary interest therein.
(6) Includes 1,253 Common Shares that are held in escrow pursuant to the terms of our acquisition of TANTAU Software, Inc.

                  As at February 28, 2001, our directors and officers (including non-executive officers), as a group, together with members of their respective families and entities related to them, directly or indirectly, owned of record or beneficially, or exercised control or direction over, an aggregate of 5,326,919 Common Shares (representing approximately 9.4% of the outstanding Common Shares) and options for the purchase of a total of 741,988 Common Shares are presently vested, or will vest within 60 days of February 28, 2001, in the directors and officers. In addition, as at February 28, 2001, our directors and officers held stock options in respect of an aggregate of 1,838,852 Common Shares, which have not yet vested. If all such securities were exercised, such persons would own an additional 2,580,840 Common Shares and would hold, on a when-issued basis, an additional 4.4% of the outstanding shares.


                               EXECUTIVE OFFICERS

                  The following sets forth information about our executive officers:

                  GREGORY WOLFOND. Mr. Wolfond has served as the Chairman of the Board of Directors since April 1998. For information regarding Mr. Wolfond's background, please see the directors table under the caption "Election of Directors", above.

                  JOHN SIMS. Mr. Sims has served as our Chief Executive Officer since January 2001. For information regarding Mr. Sims' background, please see the directors table under the caption "Election of Directors" above.

                  CHRISTOPHER ERICKSON. Mr. Erickson, 35, co-founded the Corporation with Mr. Wolfond. Mr. Erickson has served as General Counsel (now Chief Counsel) since inception, and as Executive Vice President, Global Business Development since January 2001. He served as President from inception until our acquisition of Tantau in January 2001 and as a director between July 1998 and July 2000. Mr. Erickson also served as Corporate Secretary until October 2000. In 1989, he founded Cygnus Computer Associates Ltd., a software engineering firm that specialized in developing client-server applications. While continuing to act as President of Cygnus he joined Fasken Campbell Godfrey, a Canadian law firm, as a corporate/commercial technology lawyer in 1994. In July 1997, he sold his interest in Cygnus and left Fasken Campbell Godfrey to start 724 Solutions. He has served as a director of the Washington, D.C. based Computer Law Association and as Chairman of the E-Commerce Subcommittee of the Investment Funds Institute of Canada. He has also served as a director of the Foundation for Responsible Computing and as a director and general counsel to the Interactive Multimedia Arts and Technologies Association. Mr. Erickson is a graduate of the Computer Engineering program (BSc) at the University of Waterloo, and of the University of Toronto Law School (LLB). He is a licensed professional engineer (PEng), and a lawyer qualified to practice in Ontario.

                  ANDRE BOYSEN. Mr. Boysen, 36, has served as our Chief of Strategic Initiatives since January 2001. Mr. Boysen served as our Chief Technology Officer from March 1998, until our acquisition of Tantau in January 2001, and served as a director between July 1998 and July 2000. He has extensive experience in the financial software and telecommunications industry. Mr. Boysen acted as Chief Technology Officer for Footprint between March 1996 and March 1998. As CEO of Footprint's Asia Pacific operations between 1994 and 1996, he established its operations in Australia, New Zealand, Hong Kong, Singapore and Thailand. Between 1990 and 1994, he served as CEO of Open Systems Limited, which developed turnkey client-server systems for several large companies. He sold his interest in Open Systems when he joined Footprint. Mr. Boysen has a BSc in Computer Engineering from the University of Ottawa and an MBA from the Richard Ivey School of Business at the University of Western Ontario.

                  HARALD SAMMER. Mr. Sammer, 49, has served as our Chief Technology Officer since January 2001. Mr. Sammer, also a Tantau co-founder, served as Tantau's Executive Vice President and Chief Technology Officer from inception until our acquisition of Tantau in January 2001. Beginning in June 1996, Mr. Sammer served as Vice President and General Manager of the Tektonic Business Unit for Tandem Computers and Mr. Sammer continued to serve in that position after Tandem was acquired by Compaq, until Tantau's founding in February 1999. Mr. Sammer also held the position of Director of Tandem's High Performance Research Center between June 1986 and June 1996. Mr. Sammer holds an Engineering degree in Communications Technology from Hohere Technische Bundeslehr und Versuchsanstalt in Modling, near Vienna, Austria.

                  KAREN BASIAN. Ms. Basian, 38, joined us as Chief Financial Officer in February 1999. In September 1994, she joined Frito-Lay as Finance Director of Hostess Frito-Lay, and became Director of Strategic Planning for Frito-Lay North America in July 1995. She served as Chief Financial Officer and Vice President, Finance at Hostess Frito-Lay from September 1996 to February 1999. She has also held positions with Bain & Company, from March 1989 to August 1994, where she served as a consultant, and with Deloitte & Touche, from September 1984 to December 1987, where she specialized in international tax. Ms. Basian has an Honours degree in Business Administration from the University of Western Ontario, an MBA from IMEAE, Lausanne, Switzerland and is a Chartered Accountant.

                  DEBBIE ROURKE. Ms. Rourke, 46, has served as our Vice President, Human Resources since January 2001. Ms. Rourke joined Tantau as its Vice President, Human Resources in December 2000. Between April 2000 and November 2000, Ms. Rourke served as Vice President of Human Resources for Globeset Inc., a supplier of electronic payment infrastructure services. Between May 1998 and March 2000, she served as Director, Human Resources of Computer Sciences Corporation, an international provider of information technology services, and between 1972 and 1997, she served in a variety of human resource management positions with United Technologies Corporation, an international manufacturer of industrial, military and consumer products. Ms. Rourke holds a BS in Business Management from Saint Joseph College in West Hartford, Connecticut, as well as the designation of Senior Professional in Human Resources.

                  ALISTAIR RENNIE. Mr. Rennie, 35, has served as General Manager, Applications Business Unit, since the acquisition of Tantau, in January 2001. He joined us in April 1999 as Senior Vice President of Marketing, and was promoted to Executive Vice President of Marketing in March 2000. In 1989, Mr. Rennie joined IBM as a business analyst, and held various product management and marketing positions with IBM, becoming Program Director, Applications Server Marketing, in 1997, until his departure in April 1999. Mr. Rennie has a BA in Economics and an Honours degree in Business Administration from the University of Western Ontario.

                  PETER KLANTE. Mr. Klante, 38, has served as General Manager, Platform Business Unit since January 2001. Mr. Klante served as Tantau's Vice President of Marketing from inception until our acquisition of Tantau in January 2001, where he was responsible for all of Tantau's worldwide marketing initiatives. Between April 1998 and October 1999, Mr. Klante served as Vice President, Marketing for Vignette Corporation. Mr. Klante served as Vice President of Marketing for Fulcrum Technologies between May 1996 and March 1998. Between January 1994 and April 1996, Mr. Klante held several key positions including Senior Director of Notes Products for Lotus Development. Mr. Klante holds a Mathematics degree in Computer Science and Business Administration from the University of Waterloo in Waterloo, Ontario, Canada.

                  JIM SINK. Mr. Sink, 30, has served as our Vice President, Global Services since January 2001, leading our regional Professional Services organizations in the hosting of client wireless infrastructures, customer support, education and implementation. Between June 2000 and January 2001,

Mr. Sink served as Vice President, Professional Services at Tantau. Between May 1991 and June 2000, Mr. Sink held several positions, including Regional Managing Director, at Lotus Development. Mr. Sink has a BBA degree in Management Information Systems from Southern Methodist University in Dallas, Texas.

                  CHRISTOPHER JARMAN. Mr. Jarman, 41, joined us as Executive Vice President, Mobile Commerce, in August 2000 and became General Manager, Mobile Commerce in January 2001. Between 1995 and July 2000, Mr. Jarman served as MasterCard International's Senior Vice President, Global Mobile Commerce. Between 1991 and 1994, Mr. Jarman served as Vice President, International Business Development, for the ORGA Group of Companies, and between 1987 and 1991, he served as Manager, Smart Cards of TSB Bank.

                  MINA WALLACE. Ms. Wallace, 45, joined us in April 1999 as Executive Vice President, Field Operations, and became General Manager for the North American Region after our acquisition of Tantau in January 2001. In 1991, she joined PeopleSoft Canada as Vice President, Sales, and became General Manager of Sales in 1996. Between 1986 and 1991, she held an executive sales position at Dun & Bradstreet Software. Ms. Wallace has a Bachelor of Education and an MBA from the University of Manitoba.

                  RANDY LENAGHAN. Mr. Lenaghan, 41, has served as our General Manager, Asia Pacific Region since January 2001. Between July 1998 and December 2000, Mr. Lenaghan served as Vice President, Sales and Marketing, Financial Services, of BCE Emergis, a provider of e-commerce infrastructure software. Between February 1994 and June 1998, Mr. Lenaghan served as Vice President, Sales and Services, for Footprint Software Inc. Between January 1989 and January 1994, he served as an account executive in IBM Canada's Banking Business Unit, and between February 1984 and December 1989, he served as a marketing representative in IBM Canada's Brokerage Services Business Unit. Mr. Lenaghan holds an Economics and Commerce Degree from the University of Western Ontario.

                  ROGER BELLASS. Mr. Bellass, 57, has served as our General Manager for Europe, the Middle East, and Africa, since January 2001. From February 2000 until January 2001, Mr. Bellass served in the same capacity for Tantau. Between 1984 and 1997, Mr. Bellass served in a number of senior capacities at Tandem Computers, including Director of Customer Support and Marketing for Europe, and Managing Director of Tandem UK.

                             EXECUTIVE COMPENSATION

REPORT ON EXECUTIVE COMPENSATION

                  Our Human Resources and Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors concerning the terms of the compensation packages provided to senior executive officers, including salary, bonus and awards under any new compensation plans that we may adopt in the future. The Human Resources and Compensation Committee also supervises the Stock Option Committee's administration of our 2000 Stock Option Plan and establishes guidelines for the Stock Option Committee with respect to the granting of options to our employees and consultants.

                  Our executive compensation policies have been designed to attract, motivate and retain the key talent necessary for us to be successful in the highly competitive business environment in which we operate. Such policies have been designed to recognize and reward individual performance and provide compensation levels which are competitive with Canadian and U.S. companies of comparable size and type, and which face similar operating and financial issues.

                  The Human Resources and Compensation Committee's policy is to offer our executive officers competitive compensation opportunities based on overall company performance, individual contribution to our financial success and their personal performance in helping to build our company and position it for long-term growth. In making its determinations, the Human Resources and Compensation Committee also considers reports from independent professional compensation advisors. The compensation for the Chief Executive Officer and certain other of our executive officers is decided in accordance with these compensation policies and with consideration to the employment agreements that we have entered into with them.

                  The key components of each executive officer's compensation package are: (i) base salary; (ii) short-term compensation incentives; and (iii) long-term compensation incentives.

BASE SALARY

                  Executives' salaries and benefits are intended to approximate median competitive levels for similar positions in comparable Canadian and U.S. technology companies. Consideration is given by the Human Resources and Compensation Committee to the particular executive officer's experience, personal performance, leadership, contribution to our business generally and achievement of annual specific objectives.

SHORT-TERM COMPENSATION INCENTIVES

                  Certain executive officers receive a portion of their annual compensation in the form of bonuses. Bonuses are subject to the executive's overall contribution and performance and will be subject to achieving certain annual operating targets that are currently being developed by the Human Resources and Compensation Committee. During the year ended December 31, 2000, we generally provided our officers with bonuses that were equal to approximately 10% of their annual salaries. Increased bonuses were also awarded in some cases to recognize an individual's substantial contributions to the advancement of our business.

LONG-TERM COMPENSATION INCENTIVES

                  Our long-term incentive compensation for executive officers is provided through grants of stock options under our stock option plans. See "Stock Option Plans" below for details regarding these plans. Our stock option plans are administered by the Stock Option Committee of our Board of Directors, subject to option grant guidelines that were developed by the Human Resources and Compensation Committee. The number of stock options granted is based on each individual's salary range, responsibility and performance, and takes into account the number and terms of stock options that have been previously granted to that individual.

                  Senior executives who have joined us other than the five named executives referred to in the Summary Compensation Table below have each received option grants, in accordance with option grant criteria developed by the Human Resources and Compensation Committee with the advice of employment benefit consultants.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

                  Gregory Wolfond served as Chief Executive Officer from September 1997 until January 2001, when we completed our acquisition of TANTAU Software, Inc. He continues to serve as Chairman. His salary was determined based on negotiations with the Board of Directors in August 1999 and took the form of base salary and bonuses.

                  John Sims was appointed Chief Executive Officer by the Board of Directors in January 2001. His initial salary was determined based on negotiations with us in November 2000. His future compensation will take the form of base salary, bonuses and stock options. Any future bonus payments will depend upon job performance, our financial performance, the duties and responsibilities of the Chief Executive Officer, and external competitive pay practices of other Canadian and U.S. companies of comparable size and type. The comparison of the Chief Executive Officer's compensation to similar Canadian and U.S. companies involves a number of factors, including the relative size of the companies, their financial performance and share price, the duties of the Chief Executive Officer and other circumstances the Human Resources and Compensation Committee considers relevant in making its determination based on advice obtained from time to time from employment benefits consultants.

EXECUTIVE COMPENSATION

                  The compensation of our other executive officers is determined by the Human Resources and Compensation Committee. Other than salaries set by employment agreements, salaries are set by the Human Resources and Compensation Committee based on the recommendation of the Chief Executive Officer. In making its determinations, the Committee considers reports from independent professional compensation advisors, the executive's experience and established or expected performance. Benefits and other compensation are also provided to executives.

                  This report is presented by the members of the Human Resources and Compensation Committee, namely:

Lloyd F. Darlington, Chairman
James D. Dixon
Fredrick T. White

STOCK OPTION COMMITTEE

                  The Stock Option Committee administers our capped-off stock option plans, including our Canadian Stock Option Plan and our U.S. Stock Option Plan (which plans govern stock options granted prior to our initial public offering and are collectively referred to as the "Pre-IPO Plans"), the Ezlogin Plan and the Tantau Plan (which plans govern the stock options granted prior to our acquisition of ezlogin.com, Inc. in June 2000 and of TANTAU Software, Inc. in January 2001). Upon completion of the initial public offering, no further grants were made, nor will any further grants be made, under the Pre-IPO Plans. The Stock Option Committee has, since the completion of the initial public offering, administered the ongoing grants under the 2000 Plan, subject to guidelines determined by the Human Resources and Compensation Committee.

STOCK OPTION PLANS

                  The Stock Option Plans are designed to motivate, attract and retain our directors, officers, key employees and consultants and to align their interests with those of our Shareholders.

                  CANADIAN STOCK OPTION PLAN. The Canadian Stock Option Plan was adopted in September 1997 and provides for the grant of options to our employees, officers, directors, consultants and advisors. All options granted under the plan have a maximum term of 10 years and have an exercise price per share of no less than the fair market value of the Common Shares on the date of the option grant, as determined by the Board of Directors or a duly authorized committee on that date. If an optionee's employment, directorship or consulting relationship with us is terminated without cause, the vested portion of any grant will remain exercisable until the expiration date of the stock option. In the event of termination for cause, the vested portion of any grant will remain exercisable for a period of 30 days after the date of termination. Unvested options will expire on termination unless the options would have vested within six months or within the required statutory notice period following a termination without cause, whichever is earlier, or within one year if termination is due to death or disability. If a change of control of our company occurs, all options become immediately vested and exercisable. If an optionee under the Canadian Stock Option Plan ceases to be our employee or consultant, we are entitled to exercise our call right to repurchase all options beneficially owned by the optionee. Upon completion of the initial public offering, no further grants were made nor will any further grants be made, under the Canadian Stock Option Plan.

                  U.S. STOCK OPTION PLAN. The U.S. Stock Option Plan was adopted in October 1999 and provides for the grant of options and restricted shares to our employees, officers, directors and consultants. The plan provides for the grant of both incentive stock options and non-qualified stock options. Upon completion of the initial public offering, no further grants were made nor will any further grants be made, under the U.S. Stock Option Plan.

                  Non-qualified stock options granted under the plan have a maximum term of 10 years and an exercise price of no less than 85% of the fair market value of the Common Shares on the date of the grant, as determined by the Board of Directors or a duly authorized committee on such date, or 110% of the fair market value for those optionees who own Common Shares representing more than 10% of the aggregate voting power of our outstanding securities. The rights of an optionee upon the termination of his or her employment, directorship or consulting relationship with us and upon a change of control are identical to those rights discussed in the Canadian Stock Option Plan above. We are entitled to exercise our call right to repurchase all options beneficially owed by an optionee under the U.S. Option Plan should an optionee cease to be our employee or consultant.

                  THE EZLOGIN PLAN. We assumed the Ezlogin Plan on June 15, 2000 upon the completion of our acquisition of ezlogin.com, Inc. The Ezlogin Plan provided for the grant of options for the purchase of shares of common stock of ezlogin.com, Inc. to employees, officers, directors and consultants of ezlogin.com, Inc. The Ezlogin Plan provided for the grant of both incentive stock options and non-qualified stock options. We assumed the options granted under the Ezlogin Plan, which became options to purchase an aggregate of 91,796 of our Common Shares. We have not granted any additional options under this plan, nor will we in the future.

                  THE TANTAU PLAN. We assumed the 1999 Tantau Stock Plan ("Tantau Plan") on January 17, 2001, upon completion of our acquisition of TANTAU Software, Inc. The Tantau Plan provided for the grant of options for the purchase of shares of common stock of TANTAU Software, Inc. to employees, officers, directors and consultants of TANTAU Software, Inc. The plan provided for the grant of both incentive stock options and non-qualified stock options. We assumed the options granted under the Tantau Plan, which became options to purchase an aggregate of 3,513,248 of our Common Shares, which include a limited number of options granted outside of the Tantau Plan, but which contain comparable economic terms. We have not granted any additional options under this plan, nor will we in the future.

                  AMENDED AND RESTATED 2000 STOCK OPTION PLAN. For a description of our Amended and Restated 2000 Stock Option Plan, please see the information described above under the caption "Amendments to Our 2000 Stock Option Plan."

CERTAIN CANADIAN AND U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE 2000 PLAN AS AMENDED.

                  THE DISCUSSION SET FORTH BELOW IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OR ANALYSIS OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF OPTIONS UNDER THE 2000 PLAN. AMONG OTHER ITEMS, SUCH DISCUSSION DOES NOT ADDRESS TAX CONSEQUENCES ARISING UNDER THE LAW OF ANY PROVINCE, STATE, LOCALITY OR JURISDICTION OTHER THAN THE U.S. AND CANADA. SUCH DISCUSSION IS FOR GENERAL INFORMATION ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE INTERPRETED AS, LEGAL OR TAX ADVICE AND, AS SUCH, MAY NOT APPLY TO THE SPECIFIC FACTS OR CIRCUMSTANCES APPLICABLE TO A PARTICULAR RECIPIENT. IT IS ACCORDINGLY RECOMMENDED THAT ALL RECIPIENTS CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, PROVINCIAL, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSIDERATIONS RELATING TO SUCH AWARDS AND RIGHTS THEREUNDER.

                  CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS. The following discussion summarizes certain Canadian income tax considerations applicable to our employees who have received or will receive option grants to purchase Common Shares under the 2000 Plan. The following comments apply only to such of our employees who are resident in Canada for purposes of the INCOME TAX ACT (Canada) (the "INCOME TAX ACT"), that deal at arm's length (for purposes of the INCOME TAX ACT) with us and any related corporation, and that do not, directly or indirectly, own 10% or more of our shares.

                  This summary is based on the current provisions of the INCOME TAX ACT, the regulations thereunder, the current published administrative practices of the Canada Customs and Revenue Agency (the "CCRA") and all specific proposals to amend the INCOME TAX ACT and the regulations announced by the Minister of Finance prior to the date hereof. This summary does not otherwise take into account or anticipate changes in the law, whether by judicial, governmental, or legislative decisions or action, nor does it take into account tax legislation or considerations of any province or territory of Canada or any jurisdiction other than Canada.

                  An employee will not realize a taxable benefit as a result of the grant of an option pursuant to the 2000 Plan. An employee who exercises an option granted under the 2000 Plan will include in income a taxable benefit in the taxation year in which the option is exercised. The benefit will equal the amount by which the value of the Common Shares at the time of acquisition exceeds the exercise price.

                  The employee will be entitled to deduct an amount equal to 1/4 (proposed to be increased to 1/2) of the taxable benefit in computing his or her taxable income provided the following conditions are satisfied:

         (i) the amount payable to acquire the Common Share is not less than the fair market value of the Common Share at the time the stock option agreement was made; and

         (ii) the Common Share is a "prescribed share" for purposes of the INCOME TAX ACT at the time of issue.

                  It is a question of fact whether the exercise price will be fair market value at the date the option was granted. The 2000 Plan requires that the exercise price not be less than fair market value on the date the option is granted.

                  As at the date hereof, the Common Shares are "prescribed shares" for purposes of the INCOME TAX ACT.

                  The amount of such taxable benefit will be added to the tax cost of such shares. The tax cost of these shares will be averaged with the tax cost of other Common Shares owned by the employee.

                  It may be possible for the employee to defer all or part of the taxable benefit realized on exercise of the options, under a proposed legislative amendment to the INCOME TAX ACT released in December 2000. Under this proposal, the inclusion of the stock option benefit will be deferred in the following circumstances:

         (i) the employee deals at arm's length (for purposes of the INCOME TAX ACT) with the employer, the corporation granting the option, or the corporation whose shares could be acquired under the option, and does not, directly or indirectly, at any time in the year, own 10% or more of the shares of such corporations;

         (ii) the employee is resident in Canada at the time the option is exercised;

         (iii) the shares acquired under the option are "prescribed shares" listed on a Canadian or foreign stock exchange prescribed under the INCOME TAX ACT; and

         (iv) the option exercise price is not less than the fair market value of the shares at the time the option was granted.

                  Where these conditions are met, the employee will be entitled to file an election to defer the inclusion of the stock option benefit until disposition of the Common Shares (or until the employee dies or becomes a non-resident of Canada, whichever is earlier). As at the date hereof, the Common Shares are "prescribed shares" listed on a prescribed Canadian or foreign stock exchange. It is, however, a question of fact whether the remaining criteria are satisfied. The deferral, if it is available, will apply only to the first CDN$100,000 (approximately US$67,300) worth of options (such value being determined as the fair market value of the underlying share at the time the option is granted) that vest in any one year. Where the stock option benefit is deferred under this provision, the shares which are acquired are exempt from the cost-averaging rule described above and, therefore, the amount of any gain or loss on the disposition of such shares would be determined without regard to the cost of other shares owned by that employee. EMPLOYEES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE AVAILABILITY AND OPERATION OF THE DEFERRAL PROVISION.

                  OTHER CANADIAN TAX CONSIDERATIONS. The 2000 Plan contemplates that an employee can hold or transfer options acquired under the 2000 Plan to a registered retirement savings plan ("RRSP") in respect of which the employee is the sole annuitant. Employees should be aware of certain tax consequences that may arise as a result of holding options in an RRSP. In particular, the employee should be aware that he or she will be required to include the taxable benefit referred to above in income even where the options are held in an RRSP. Similar issues arise when a personal holding company or trust acquired options, as is permitted by the 2000 Plan.

                  The 2000 Plan contemplates that, if approved by the Board of Directors, an employee may satisfy the option exercise price by transferring to us Common Shares owned by the employee. An employee who selects this method of satisfying the option exercise price should consider the tax consequences of disposing of Common Shares, including the potential realization of a capital gain or an income inclusion.

                  CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS. Set forth below is a discussion of certain United States federal income tax consequences to recipients of options that may be granted pursuant to the 2000 Plan. This discussion is based on an analysis of the U.S. Internal Revenue Code of 1986, as amended (the "Code") as currently in effect, existing laws, judicial decisions, administrative rulings and regulations, and proposed regulations, all of which are subject to change, possibly on a retroactive basis. This section covers only the tax consequences of options granted to individuals who are U.S. persons within the meaning of the Code, including a recipient of an option who is a citizen or resident of the U.S. (a "U.S. Individual"). This discussion does not address the tax treatment of options granted to retirement savings plans, individual retirement accounts, personal holding companies or family trusts, nor does it discuss the tax treatment of options granted to individuals who are not citizens or residents of the U.S. Recipients of options who are not U.S. Individuals should consult their own tax advisors concerning the United States federal income tax consequences, if any, of options that may be granted pursuant to the 2000 Plan. Recipients of options who are U.S. Individuals residing outside of the U.S. should also consult their own tax advisors concerning certain U.S. federal income tax rules which may be applicable to them. In addition to being subject to the federal income tax consequences described below, a recipient may also be subject to foreign, state and local income or other tax consequences in the jurisdiction in which he is a citizen, works and/or resides.

                  An optionee granted a NQSO will not generally be subject to federal income tax upon the grant of the option and we will not be entitled to a U.S. tax deduction by reason of such grant. Generally, upon exercise of a NQSO, the excess of the fair market value of the shares on the exercise date over the exercise price will be considered compensation taxable as ordinary income to the optionee and deductible for U.S. tax purposes by us.

                  In the event of a sale or other disposition of shares received upon exercise of a NQSO, any appreciation or depreciation after the date on which taxable compensation is recognized by the optionee in respect of the option exercise will generally qualify as a capital gain or loss and no deduction will be allowed to us for U.S. tax purposes. The capital gain or loss will be long-term or short-term depending upon whether or not the shares were held for more than one year after the date on which taxable compensation was recognized by the optionee in respect of the option exercise.

                  Generally, an optionee will not recognize taxable income at the time of grant or exercise of an ISO and we will not be entitled to a tax deduction for U.S. tax purposes with respect to such grant or exercise. A sale or other disposition by an optionee of shares acquired upon the exercise of an ISO more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the ISO will generally result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain or loss to the optionee, with no deduction being allowed to us for U.S. tax purposes. The exercise of an ISO generally will give rise to an item of adjustment that may result in alternative minimum tax liability for the optionee.

                  Additional considerations will apply if shares are used to pay the exercise price of options. Any amount received by an optionee from us in exchange for the option will generally be taxable ordinary compensation income to the optionee.

                  Upon a sale or other disposition of shares acquired upon the exercise of an ISO within one year after the transfer of the shares to the optionee or within two years after the date of grant of the ISO (including the delivery of such shares in payment of the exercise price of another ISO within such one-year period), any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise of the option and (b) the amount realized on such disqualifying sale or other disposition of the shares over (ii) the exercise price of such shares, will constitute ordinary income to the optionee and we will generally be entitled to a deduction for U.S. tax purposes in the amount of such income. The difference, if any, between the amount realized on a disqualifying sale and the fair market value of the shares at the time of the exercise of the option will generally constitute short-term or long-term capital gain or loss, as the case may be, and will not be deductible by us for U.S. tax purposes. If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as a NQSO.

                  Because we are organized under the laws of Canada, additional considerations may apply to ownership of our stock, including considerations that will apply on the receipt of dividends from us and sale of our stock. For additional information, please see our filings with the U.S. Securities and Exchange Commission, in particular, our annual report on Form 10-K. In addition, because we are organized under the laws of Canada, additional considerations will apply to our ability to utilize the U.S. income tax deductions described above.

SUMMARY INFORMATION CONCERNING STOCK OPTION PLANS

                  The following table describes the number of Common Shares in respect of which options are outstanding, have vested and have been exercised under each of our stock option plans as of March 12, 2001:

                                                                                             WEIGHTED AVERAGE
                                                                                            EXERCISE PRICE OF
             PLAN                    OUTSTANDING         VESTED           EXERCISED        OUTSTANDING OPTIONS
--------------------------------   -----------------   --------------   ----------------  -------------------------
Pre-IPO Plans                         1,742,643          1,128,599          1,089,484                  $4.41

2000 Stock Option Plan                4,428,580(1)          29,876                  0                 $36.49

Ezlogin Plan                             63,771             28,330             20,486                  $8.42

Tantau Plan                           2,013,248(2)         234,281                  0                  $2.32

Notes:
(1) Includes 1,500,000 Common Shares subject to options that were granted under the Tantau Plan prior to, and assumed by us upon, the acquisition of TANTAU Software, Inc. While these options are governed by the terms of the Tantau Plan, applicable rules of The Toronto Stock Exchange provided that these options are notionally counted against available grant room under the 2000 Plan.
(2) Excludes certain options granted under the Tantau Plan which were exercised prior to vesting. The shares issued (converted into Common Shares on the acquisition of Tantau) remain subject to a repurchase option in favour of us. Also, this figure includes 15,661 Common Shares subject to options that were granted outside of the Tantau Plan to a former Tantau employee.

                  The closing price of our Common Shares on March 12, 2001 was US$12 3/8 on the NASDAQ National Market, and CDN$19.40 on The Toronto Stock Exchange.

SUMMARY COMPENSATION TABLE

                  The following table sets forth the remuneration paid to the Chief Executive Officer and to our four highest paid executive officers whose total salary and bonus exceeded CDN $100,000 (approximately US$65,000) for the year ended December 31, 2000 (the "Named Executive Officers"). As indicated above, unless otherwise indicated, all monetary figures in this Management Information Circular and Proxy Statement are stated in US dollars, being our functional currency.

                                 -------------------------------   -------------------------------
                                       ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                 -------------------------------   -------------------------------
                                                                           AWARDS           PAYOUTS
                                 -------------------------------   -------------------------------
                                                        OTHER       SECURITIES  RESTRICTED
                                                        ANNUAL         UNDER    SHARES OR
                                                         COM-         OPTIONS   RESTRICTED    LTIP        ALL OTHER
   NAME AND PRINCIPAL             SALARY     BONUS     PENSATION      GRANTED  SHARE UNITS   PAYOUTS    COMPENSATION
        POSITION          YEAR     ($)        ($)         ($)          (#)         ($)         ($)           ($)
-----------------------------------------------------------------------------------------------------------------------
Gregory Wolfond,          2000    311,588    324,000       -           -            -           -             891
Chairman of the Board
of Directors(1)
                          1999    218,434    125,000       -           -            -           -           1,661

                          1998    179,400       -          -           -            -           -             -
-----------------------------------------------------------------------------------------------------------------------
Karen Basian, Chief       2000    174,908    200,000       -         12,000         -           -             802
Financial Officer
                          1999    100,365(2)    -          -        200,000         -           -           1,079
-----------------------------------------------------------------------------------------------------------------------
Christopher Erickson,     2000    162,875     16,288       -         10,000         -           -             802
Chief Counsel and
Executive Vice            1999    116,280       -          -           -            -           -           1,611
President, Global
Business Development(3)   1998     97,500       -          -        400,000         -           -             -

-----------------------------------------------------------------------------------------------------------------------
Andre Boysen, Chief of    2000    162,875     16,288       -         10,000         -           -             534
Strategic Initiatives(4)
                          1999    116,280       -          -           -            -           -           1,355

                          1998     81,250       -          -        400,000         -           -             -
-----------------------------------------------------------------------------------------------------------------------
Christopher Jarman,       2000     96,154(5) 150,000       -        100,000         -           -             198
General Manager, Mobile
Commerce
-----------------------------------------------------------------------------------------------------------------------

Notes:

(1)      Mr. Wolfond served as our Chief Executive Officer until January 2001.
(2) Ms. Basian commenced her employment as our Chief Financial Officer in February 1999. Ms. Basian's annual salary was CDN $178,000 (approximately US$116,000) in 1999.
(3) Mr. Erickson served as our Secretary until October 2000 and President until January 2001.
(4)      Mr. Boysen served as our Chief Technology Officer until January 2001.
(5) Mr. Jarman commenced his employment as our Executive Vice President, Mobile Commerce in August 2000, and became General Manager, Mobile Commerce in January 2001. Mr. Jarman's annual salary was $250,000 in 2000.

                  For the year ended December 31, 2000, the total of the cash compensation payments to all of our Named Executive Officers and directors for services rendered in these capacities was approximately $1,614,976.

OPTION GRANTS DURING THE YEAR ENDED DECEMBER 31, 2000

                  The following table sets forth the Common Share purchase options granted to each of the Named Executive Officers under our stock option plans during the year ended December 31, 2000.

------------------------------------------------------------------------------------------------------------------------------
                             % OF TOTAL
                               OPTIONS                   MARKET VALUE
                 SECURITIES  GRANTED TO                  OF SECURITIES
                 UNDER        EMPLOYEES                   UNDERLYING                      POTENTIAL REALIZABLE VALUE ($) AT
                 OPTIONS         IN       EXERCISE OR   OPTIONS ON THE                   ASSUMED ANNUAL RATE OF STOCK PRICE
                 GRANTED      FINANCIAL    BASE PRICE    DATE OF GRANT    EXPIRATION        APPRECIATION FOR OPTION TERM
     NAME           (#)        YEAR(1)    ($/SECURITY)   ($/SECURITY)        DATE              5%                  10%
------------------------------------------------------------------------------------------------------------------------------
Gregory Wolfond      -            -            -               -               -                -                   -
------------------------------------------------------------------------------------------------------------------------------
Karen Basian       12,000       0.56       CDN 65.10       CDN 65.10     October 2010      CDN 491,280        CDN 1,245,000
                                           (US 42.50)     (US 42.50)                        US 320,760         US 812,760
------------------------------------------------------------------------------------------------------------------------------
Christopher        10,000       0.47       CDN 65.10       CDN 65.10     October 2010      CDN 409,400        CDN 1,037,500
Erickson                                   (US 42.50)     (US 42.50)                        US 267,300         US 677,300
------------------------------------------------------------------------------------------------------------------------------
Andre Boysen       10,000       0.47       CDN 65.10       CDN 65.10     October 2010      CDN 409,400        CDN 1,037,500
                                           (US 42.50)     (US 42.50)                        US 267,300         US 677,300
------------------------------------------------------------------------------------------------------------------------------
Christopher       100,000       4.66       CDN 44.30       CDN 44.30      August 2010     CDN 2,786,000       CDN 7,060,000
Jarman                                     (US 28.92)     (US 28.92)                       US 1,819,000       US 4,609,000
------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) In calculating this percentage, the denominator excludes options granted to directors who are not officers and includes the options assumed under the Ezlogin Plan.

DIRECTORS' AND OFFICERS'  STOCK OPTIONS

                  As at February 28, 2001, our directors and officers, including our non-executive officers, held, as a group, options to purchase an aggregate of 2,463,369 Common Shares exercisable at prices ranging from CDN$0.50 (US$0.33) to CDN$65.10 (US$42.50) and US$0.16 to US$21.75, expiring at dates ranging from September 2007 to January 2011.

AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED DECEMBER 31, 2000 AND YEAR-END OPTION VALUES

                  The following table sets forth the aggregate number of outstanding options to purchase Common Shares held by each of the Named Executive Officers as at December 31, 2000, together with the value of such options at that date. The aggregate number of shares purchasable under options that were vested as at December 31, 2000 for each of the Named Executive Officers is set forth in the table.

                  Amounts reported under "Value of Unexercised in-the-Money Options at Financial Year-End" represent the difference between: (i) the market value as at December 29, 2000, the last business day of the year, of the Common Shares for which vested options were owned having an exercise price less than such market value; and (ii) the exercise price of such options. The closing trading price of a Common Share on The Toronto Stock Exchange and on NASDAQ as of December 29, 2000 was CDN$25.55 and US$16 11/16, respectively.

----------------------------------------------------------------------------------------------------------------------
                                                                                                VALUE OF UNEXERCISED
                                                                          UNEXERCISED OPTIONS   IN-THE-MONEY OPTIONS
                                                                              AT YEAR-END            AT YEAR-END
                           SECURITIES ACQUIRED      AGGREGATE VALUE               (#)                    ($)
                               ON EXERCISE              REALIZED             EXERCISABLE/           EXERCISABLE/
          NAME                     (#)                    ($)                UNEXERCISABLE          UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
Gregory Wolfond                     -                      -                       -                      -
----------------------------------------------------------------------------------------------------------------------
Karen Basian                        -                      -                80,000/132,000        856,232/1,177,619
----------------------------------------------------------------------------------------------------------------------
Christopher Erickson                -                      -                400,000/10,000           6,682,227/0
----------------------------------------------------------------------------------------------------------------------
Andre Boysen                     60,000                 562,187             273,332/76,668       4,566,066/1,113,727
----------------------------------------------------------------------------------------------------------------------
Christopher Jarman                  -                      -                   0/100,000                 0/0
----------------------------------------------------------------------------------------------------------------------

EMPLOYMENT CONTRACTS

                  Gregory Wolfond, our Chairman, is employed under an employment agreement that was entered into in April 1998 and subsequently amended in July 1999. Mr. Wolfond currently receives an annual salary of $327,000.

                  In November 2000, in connection with our acquisition of TANTAU Software, Inc., we entered into an employment agreement with John Sims, our Chief Executive Officer. Mr. Sims receives an annual base salary of $250,000. Additionally, we expect to establish a performance related bonus for Mr. Sims. Either we or Mr. Sims may terminate Mr. Sims' employment at any time and for any reason. However, if we exercise this right, we must pay Mr. Sims a lump sum severance payment in an amount equal to 12 or 18 months' current base salary and target bonus as determined upon that termination, based upon the period of time thereafter in which Mr. Sims agrees to be bound to non-competition and non-solicitation covenants. Mr. Sims will also receive a lump sum severance payment in the event that he terminates his employment for good reason. In connection with our acquisition of TANTAU Software, Inc., Mr. Sims' employee stock option to acquire shares of TANTAU Software, Inc. common stock was assumed by us and currently represents the right to purchase 175,000 Common Shares. The exercise price of the option is $20.38 per share and the option vests in four equal annual installments on each of the second, third, fourth and fifth anniversaries of January 17, 2001.

                  Karen Basian, our Chief Financial Officer, is employed under an employment agreement that was entered into in February 1999. Ms. Basian currently receives an annual salary of $200,000.

                  Christopher Erickson, our Chief Counsel and Executive Vice President, Global Business Development, is employed under an employment agreement that was entered into in March 1998, effective as of September 1997. Mr. Erickson currently receives an annual salary of $175,000.

                  Andre Boysen, our Chief of Strategic Initiatives, is employed under an employment agreement that was entered into in February 1998. Mr. Boysen currently receives an annual salary of $175,000.

                  Christopher Jarman, our General Manager, Mobile Commerce, is employed pursuant to an employment agreement that was entered into in August 2000. Mr. Jarman currently receives an annual salary of $250,000 and has the opportunity to earn a performance-based bonus of up to $150,000. For the year 2000, Mr. Jarman received a guarantee that he would receive a bonus of at least $100,000. We may terminate Mr. Jarman's employment at any time with or without notice, and with or without cause. In the event that we terminate Mr. Jarman without cause, he will be entitled to receive his base salary for a period of six months from the date of termination. In addition, Mr. Jarman immediately will be entitled to exercise any stock options that he holds which would otherwise have vested in the six month period immediately following his termination.

                  Pursuant to each employment agreement described above, we retain proprietary rights in all intellectual property assets created, developed or conceived of by the officers while they are employed by us. Additionally, the officers are bound by non-competition and non-solicitation covenants during their term of employment and for varying periods of time thereafter.

                  The officers are entitled to participate in plans maintained from time to time by us for the benefit of our employees, including those pertaining to group life, accident, dental, prescription, sickness and medical, and long term disability insurance.

                  As to Messrs. Wolfond, Erickson and Boysen, and Ms. Basian, we may terminate their employment for cause at any time, or without cause at any time under Ontario law by providing them with the notice or payment in lieu of notice and severance as required by the EMPLOYMENT STANDARDS ACT, (Ontario), (the "ESA") and the common law. The ESA generally provides for one week of notice for each year of service to a maximum of eight weeks. However, the provisions in the ESA do not protect an employer from a common law wrongful dismissal action. The common law also provides for reasonable notice of termination, and is often substantially more generous than the ESA.

COMPENSATION OF DIRECTORS

                  Effective January 2001, we compensate directors for serving on the Board of Directors at a rate of $1,000 per board meeting and $500 per committee meeting, payable semi-annually in June and December. We also reimburse directors for out-of-pocket expenses for attending board and committee meetings. In addition, under our current compensation arrangements, members of the Board of Directors who are not our officers are granted options to purchase 12,000 Common Shares upon joining the Board and receive subsequent annual grants of options to purchase 3,000 Common Shares upon re-election to the Board at the annual meeting of shareholders. These options have an exercise price that is equal to the fair market value of our Common Shares at the time of the grant. In 2000, we granted, in the aggregate, 97,000 options to purchase Common Shares to our directors who are not also executive officers.

STOCK PRICE PERFORMANCE GRAPH

                  The following graph illustrates a comparison of the cumulative total stockholder returns (change in stock price plus reinvested dividends, if any) of:

                  -        The NASDAQ Composite Index (NASDAQ);
                  -        The NASDAQ Computer Index (IXCO);
                  -        The Corporation's Common Shares (SVNX); and
                  -        The TSE 300 Total Return Index;

from January 28, 2000 (the first date upon which our Common Shares were publicly traded) through December 31, 2000.

                  The graph assumes that $100 was invested on January 28, 2000 in our Common Shares and in each of the comparison indices, and assumes that all dividends paid were reinvested. The comparisons in the graph are required by applicable Canadian and U.S. securities laws and are not intended to forecast or be indicative of possible future performance of our Common Shares.

                         STOCK PRICE PERFORMANCE GRAPH

 [GRAPH SHOWING RELATIVE CUMULATIVE TOTAL RETURN DATA USED IN STOCK PERFORMANCE
                                     GRAPH]

---------------------------------------------------------------------------------------------------------------------
                TABLE SHOWING RELATIVE CUMULATIVE TOTAL RETURN DATA USED IN STOCK PERFORMANCE GRAPH
---------------------------------------------------------------------------------------------------------------------
                      January 28,      March 31,      June 30,      September 30,     December 31,    February 28,
                          2000           2000           2000            2000             2000            2001
---------------------------------------------------------------------------------------------------------------------
NASDAQ                   100.00         117.64         102.03           94.49            63.56            59.30
---------------------------------------------------------------------------------------------------------------------
IXCO                     100.00         123.63         107.28           97.19            59.27            53.54
---------------------------------------------------------------------------------------------------------------------
SVNX                     100.00         173.37          61.10           66.14            23.24            22.45
---------------------------------------------------------------------------------------------------------------------
TSE 300                  100.00         113.05         122.17           124.67           107.66           98.22
---------------------------------------------------------------------------------------------------------------------


                  The Stock Performance Graph above will not be deemed to be incorporated by reference into any filing by us under the U.S. SECURITIES ACT of 1933, as amended, or the U.S. SECURITIES EXCHANGE ACT of 1934, as amended, except to the extent that we specifically incorporate the same by reference.

HUMAN RESOURCES AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  From January 1, 2000 until October 2000, the members of the Human Resources and Compensation Committee were Gregory Wolfond, Martin A. Stein, Alan Young, Christopher Erickson and Dr. Kerry McLellan, who served as our Chief Operating Officer until August 2000 (and as a director until July
2000). The membership of the Human Resources and Compensation Committee was modified in October 2000 to consist of Messrs. Wolfond and Young, as well as Lloyd Darlington, James Dixon and Heather Reisman. The membership of the Human Resources and Compensation Committee was modified again on January 24, 2001 to consist of Mr. Darlington, as Chairman, Mr. Dixon and Fredrick

White. We also have a Stock Option Committee, which consisted of Christopher Erickson and Andre Boysen from January 1, 2000 until May 2000. The membership of the Stock Option Committee was modified in May 2000 to consist solely of Mr. Wolfond. See "Stock Option Committee" in this section for a discussion of the Stock Option Committee's role.

                  With the exception of Mr. Wolfond, no current member of the Human Resources and Compensation Committee or the Stock Option Committee is a present or former officer or employee. Mr. Stein had a relationship with us, which is described in the "Interests of Insiders in Material Transactions" section. In addition, Messrs. Young, Darlington and Dixon have relationships with our customers that are described in that section. See the "Corporate Governance" section for a more detailed discussion of the Human Resources and Compensation Committee, as well as a discussion of the Board of Directors' other Committees.

                  During the year ended December 31, 2000, none of our executive officers served as a member of the Board of Directors, the Human Resources and Compensation Committee, or any similar committee of another entity, one of whose executive officers served on our Board of Directors, Human Resources and Compensation Committee or Stock Option Committee.

                        DIRECTORS AND OFFICERS INSURANCE

                  We have purchased and maintain a policy of insurance for the benefit of our directors and officers, as permitted by the Act. This policy insures the directors and officers against certain liabilities incurred by them in their capacities as our directors and officers, or in their capacities as directors and officers of other corporations where they have acted in that capacity at our request, except where such liability relates to the failure by the director or officer to act honestly, in good faith and with a view to our best interests or the best interests of such other corporation, as the case may be. The policy provides for $30,000,000 of coverage per loss and in the annual aggregate, for which we pay an annual premium of $520,000, subject to a deductible of $250,000 per claim.

                  We have also purchased a six-year run off endorsement for the former directors and officers of TANTAU Software Inc., which covers acts and omissions occurring prior to our acquisition of TANTAU Software, INC. The policy provides for $3,000,000 of coverage per loss, for which we paid a premium of $40,000 for the entire six-year period.

                 INDEBTEDNESS OF DIRECTORS, OFFICERS AND OTHERS

                  Our directors and senior officers were not indebted to us or to any of our subsidiaries at any time since the beginning of our last completed fiscal year.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

                  We were a foreign private issuer for purposes of the U.S. securities laws until January 2001. As a result, none of our directors, officers or 10% shareholders was required to make any filings under Section 16(a) of the EXCHANGE ACT during the year ended December 31, 2000 with respect to our securities.

                              CORPORATE GOVERNANCE

                  During fiscal 2000, the Board of Directors held 12 meetings, the Audit Committee held 5 meetings, the Human Resources and Compensation Committee held 3 meetings and the Corporate Governance Committee held 7 meetings. The Stock Option Committee enacts written resolutions from time to time authorizing the grant of stock options but does not conduct formal meetings.

                  During fiscal 2000, of the incumbent directors, only Ms. Reisman and Mr. Dixon attended fewer than 75% of the aggregate of:

                  (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and

                  (ii) the total number of meetings held by all committees
                       of the board on which he or she served (during the periods that he or she served).

                  The Toronto Stock Exchange has adopted 14 guidelines for effective corporate governance (the "Guidelines"). The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and evaluation of board members. Companies whose securities are listed on The Toronto Stock Exchange are required to annually disclose how their governance practices conform or depart from the Guidelines, but conforming with the Guidelines is not itself a requirement of listing.

                  To maintain high standards of corporate governance in a rapidly changing environment, our governance processes are subject to ongoing review and assessment by the Corporate Governance Committee of the Board of Directors and have been benchmarked relative to the Guidelines, as required by The Toronto Stock Exchange. For the purposes of these Guidelines, The Toronto Stock Exchange has defined an "unrelated director" to mean a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to our best interests, other than interests and relationships arising from his or her ownership of Common Shares.

                  The Corporate Governance Committee consists of four directors, all of whom are non-management directors. The Committee's mandate is to promote board effectiveness. In addition, the Board and management believe that good corporate governance requires a company culture that supports the maintenance of sound ethics, integrity, judgment and values throughout the organization. In this regard, during fiscal 2000, we retained the services of a corporate governance consultant, with recognised expertise, to assist the Board of Directors in developing governance processes and procedures to enhance its ability to effectively fulfil its governance and oversight responsibilities. We also actively consult our principal external counsel for advice on those matters.

                  The following table indicates how our system of corporate governance aligns with the Guidelines:

             TSE CORPORATE
          GOVERNANCE GUIDELINE                                              COMMENTS
---------------------------------------    ---------------------------------------------------------------------------
1.   The Board of Directors
     should explicitly assume
     responsibility for stewardship
     of the Corporation, and
     specifically assume
     responsibility for:

     (a) Adoption of a strategic           We align with this Guideline. A formal strategic planning process exists,
         planning process                  as the Board of Directors meets annually for a full-day strategy session.
                                           The Board of Directors, either as a whole or through various committees, also holds meetings from time to time which focus on specific strategic matters.

     (b) Identification of principal       We align with this Guideline. The Audit Committee and the Board of Directors
         risks, and implementing risk      have specifically identified our principal operational and strategic risks
         management systems                and are working with management in the development of appropriate risk management systems. The Audit Committee has been delegated the responsibility to work with management and external professional advisers to establish and implement a formal risk management process.

     (c) Succession planning and           We align with this Guideline, as our Human Resources and Compensation
         monitoring senior                 Committee reviews and reports to the Board of Directors on
         management                        succession planning matters at least annually. The Board of Directors also receives operational reports at least quarterly to ensure accountability of senior management and is working with senior management to ensure that succession planning and human resources strategies are finalized and implemented.

     (d) Communications policy             We align with this  Guideline.  The Board of Directors  has verified  that procedures are in place to ensure effective  communication  between us and our  stakeholders  and the  public.  We  promptly  provide  full and plain disclosure of all material  information,  as required by law. In addition, all material press releases and other  significant  corporate  disclosures are reviewed by outside  counsel.  We have a Web site on which we post all of our press  releases,  SEC filings,  SEDAR filings and other  meaningful information.  We are in the  process of  formulating  a formal  Disclosure
                                           Policy.   Our  Investor   Relations   Department   has  also   implemented
                                           procedures to enhance  effective  communication  with our stakeholders and
                                           the  public.   For  example,   the  Investor   Relations   Department  has
                                           instituted a practice  pursuant to which it maintains a distribution  list of persons who have requested  information  about us and delivers to those persons all material  press releases and financial  information  either by facsimile or by e-mail.  We also hold  quarterly  meetings  with  analysts and institutional  investors by telephone  conference call, which are open to the  financial  press  as  well  as the  public  (through  simultaneous
                                           Webcasting).  Recordings of the meetings are archived on our Web site.

     (e) Integrity of internal             We align with this Guideline. The Audit Committee is responsible for, among
         control and management            other things, reviewing and advising the Board of Directors on implementation
         information systems               of corporate strategy in the operational, acquisition product development areas, as well as the development and implementation of an effective risk management system. The Audit Committee is also responsible for overseeing our internal control structure overfinancial reporting. This responsibility includes monitoring and reviewing accounting controls and policies, information gathering systems and management reporting. The external auditors report to the Audit Committee, when requested, on matters relating to internal control.

             TSE CORPORATE
          GOVERNANCE GUIDELINE                                              COMMENTS
---------------------------------------    ---------------------------------------------------------------------------
2.   A   majority   of   directors         We align with this Guideline, as a majority of our directors are independent
     should be "unrelated" (independent    from management and free from any interest, business or other relationship that
     of management and free from           could, or could reasonably be perceived to, materially interfere with the
     conflicting interest)                 director's ability  to act in our best interests.

                                           We do not have a "significant shareholder". The Guidelines define a "significant shareholder" as a shareholder with the ability to exercise a majority of the votes for the election of the Board of Directors.

3.   Disclose,  for each director,         Mr.  Wolfond  (Chairman  of the Board of  Directors)  and Mr.  Sims (Chief
     whether  he or  she  is  related,     Executive  Officer) are related in light of the  positions  that they hold
     and  how  that   conclusion   was     with us.
     reached
                                           Mr.  Darlington  (Head of E-Business of Bank of Montreal) is unrelated for the purposes of this  Guideline.  The agreements  between Bank of Montreal and us do not interfere with Mr.  Darlington's  ability to act in our best interests.

                                           Mr.  Stein,  a former  director,  was  unrelated  for the purposes of this
                                           Guideline.  The  consulting  agreement  we entered into with Mr. Stein did not interfere with his ability to act in our best interests.

                                           Mr.  Dixon  (President  of  BankofAmerica.com,  a  subsidiary  of  Bank of
                                           America  Corporation)  is unrelated  for the  purposes of this  Guideline.
                                           The  agreements  between Bank of America and us do not interfere  with Mr.
                                           Dixon's ability to act in our best interests.

                                           Mr. Kluge is unrelated for the purposes of this Guideline, as he is independent from management and is free from any interest and any business or other relationship that could interfere with his ability to act in our best interests.

                                           Mr. Prichard (Professor of Law and Public Policy and President Emeritus of
                                           the University of Toronto) is unrelated for the purposes of this Guideline, as he is independent from management and is free from any interest and any business or other relationship that could interfere with his ability to act in our best interests.

                                           Mr. Reiter  (Chairman of the  Technology  Group at Torys) is unrelated for the purposes of this  Guideline.  The legal services  provided by Torys to us do not  interfere  with  Mr.  Reiter's  ability  to  act  in  our  best interests.

                                           Mr. Aragona (a general partner of the limited partnership that is the general partner of the Austin Ventures entities that own Common Shares) is unrelated for the purposes of this Guideline. Our Board of Directors has examined all the documentation in relation to the acquisition of TANTAU Software, Inc.
                                           and has concluded that none of the ongoing agreements with us to which
                                           Austin Ventures is a party interferes with Mr. Aragona's ability to act in act in our best interests.

                                           Mr. Goldman (a Principal of J.P. Morgan Partners, LLC) is unrelated for the purposes of this Guideline. Our Board of Directors has examined all the documentation in relation to the acquisition of TANTAU Software, Inc. and has concluded that none of the ongoing agreements with us to which affiliates of J.P. Morgan Partners, LLC is a party interferes with Mr. Goldman's ability to act in our best interests.

                                           Mr. White  (President of Fredrick T. White & Associates Inc.) is unrelated for the purposes of this Guideline,  as he is independent  from management and is free from any interest and any business or other  relationship that could interfere with his ability to act in our best interests.

             TSE CORPORATE
          GOVERNANCE GUIDELINE                                              COMMENTS
---------------------------------------    ---------------------------------------------------------------------------
                                           Mr.  Vasara  (Deputy CEO of Sonera  SmartTrust  Ltd.) is unrelated for the purposes of this  Guideline.  The  agreements and  anticipated  agreements between Sonera  SmartTrust  Ltd. and us do not and will not interfere with
                                           Mr. Vasara's ability to act in our best interests.


4.   (a) Appoint   a   committee    of     We align with this Guideline,  as the Corporate  Governance  Committee has
         directors   responsible   for     the mandate to:
         proposing  to the full  Board     o         annually recommend candidates for the Board of Directors;
         of  Directors   new  nominees     o         review credentials of nominees for election;
         for  election  to  the  board     o         recommend  candidates  for  filing  vacancies  on  the  Board  of
         and for  assessing  directors               Directors; and
         on an ongoing basis               o         ensure qualifications are maintained.

                                           The Corporate Governance Committee, in conjunction with external advisors, is developing a process for the assessment of the members of the Board of
                                           Directors.

                                           The  members  of  the  Corporate  Governance  Committee  are  Mr.  Reiter,
                                           Mr. Darlington, Mr. Kluge and Mr. White.

                                           The Corporate Governance Committee considers and evaluates potential new candidates for the Board of Directors on an ongoing basis.

     (b) Is this nominating committee      We align with this Guideline, as the Corporate Governance Committee is
         composed exclusively of           composed exclusively of outside, unrelated directors.
         outside (non-management)
         directors, a majority of whom
         are unrelated

5.   Implement a process for               We align with this Guideline, as our Corporate Governance Committee is
     assessing the effectiveness of        mandated to monitor the quality of the relationship between management
     the Board of Directors, its           and the Board of Directors and to assess the effectiveness of the board,
     committees and individual             its committees and individual directors, and recommend improvements. The
     directors                             Corporate Governance Committee, in conjunction with external advisors, is considering a more formalized process for the assessment of the directors.

6.   Provide an orientation and            We align with this Guideline, as we have retained a corporate governance
     education program for new             consultant who assisted us in developing and implementing orientation
     directors                             materials and procedures for new directors. A draft Board of Directors
                                           Manual has been prepared and is being refined with the assistance of our
                                           Corporate Governance Committee.

                                           Reports and orientation materials relating to our business and affairs are provided to new directors. New directors also have access to fellow directors and senior management.

7.   Examine  board  size  with a view     We align with this  Guideline.  The Board of Directors has considered this
     to determining  the impact of the     issue and is of the view that its size and  composition  are suited to our
     number of  directors  upon  board     circumstances  and allow  for the  efficient  functioning  of the Board of
     effectiveness;              where     Directors  as a  decision-making  body  and the  appropriate  staffing  of
     appropriate,  undertake a program     committees to which active mandates have been delegated.
     to   reduce    the    number   of
     directors  to a number  that will
     facilitate     more     effective
     decision making

             TSE CORPORATE
          GOVERNANCE GUIDELINE                                              COMMENTS
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
8.   The Board of Directors should         We align with this Guideline, as our Human Resources and Compensation
     review compensation of directors      Committee is mandated to review and recommend to the Board of Directors
     in light of risks and                 proposals for the remuneration of directors. The Committee considers
     responsibilities involved in          time commitment, responsibilities and fees paid by our peer group in
     being a director                      determining remuneration. We have recently changed our policy to provide remuneration  to  non-management  members of the Board of  Directors.  Mr.
                                           Stein, a former  director,  was  remunerated for his services to the Board of Directors until August 2000, when the Human Resources and  Compensation
                                           Committee  approved  the granting of options to  non-executive  members of the Board of Directors - see "Executive  Compensation  -  Compensation  of
                                           Directors."

                                           The members of the Human Resources and Compensation Committee are Mr.
                                           Darlington, Mr. Dixon and Mr. White.

9.   Committees of the Board of            Our Corporate Governance Committee, Human Resources and Compensation
     Directors should generally be         Committee and Audit Committee (which are addressed in different sections
     composed of outside                   of this table) are aligned with this Guideline. The Corporation also has
     (non-management) directors, a         a Stock Option Committee which, subject to guidelines determined by the
     majority of whom are unrelated        Human Resources and Compensation Committee, is mandated to administer our stock option plans - see "Executive Compensation - Stock Option Plans."
                                           Mr. Wolfond is the sole member of the Stock Option Committee. The Board of
                                           Directors is satisfied that the Stock Option Committee can properly function in its current composition, given that its authority is subject to guidelines and is primarily administrative. In addition, this
                                           Committee authorizes stock option grants weekly for new hires and, therefore, it was not considered appropriate to appoint outside directors to this committee due to the ongoing time commitment required.

10.  The Board of Directors should         We align with this Guideline, as our Corporate Governance Committee is
     expressly assume responsibility       generally mandated to be responsible for developing policies and
     for, or assign to a committee         implementing procedures related to the Board of Directors' governance of
     the general responsibility for,       the Corporation. Included in its mandate is responsibility for:
     the Corporation's approach to         developing and monitoring our approach to corporate governance issues,
     corporate governance issues           establishing procedures for the identification of new nominees to the
                                           Board of Directors, developing and implementing orientation procedures for new directors and assessing the effectiveness of the Board of
                                           Directors and its committees.

11.  (a) Define limits to
         management's
         responsibilities by
         developing mandates for:

         (i) the Board of Directors        We align with this  Guideline.  The Board of Directors has  formalized its governance  mandate through the adoption of a written mandate that defines its  stewardship  responsibilities.  The  Board  of  Directors'  principal responsibilities  are:  to approve  corporate  strategies  and  goals;  to ensure that effective  communications systems are in place between us, our stakeholders,  and the  public;  to  supervise  and  evaluate  management, including the  establishment  of appropriate  limitations on the authority of our  executives;  to provide  oversight of the conduct of the business;
                                           and  to  monitor  organizational   performance  against  those  goals  and
                                           executive  limitations.  This  mandate  is to be  carried  out in a manner
                                           that   protects   our  value  and   provides   ongoing   benefit   to  our
                                           shareholders.  In  addition,  the Board of  Directors is in the process of formally  articulating  executive  limitations  on  the  authority  of our executives regarding the conduct of the business.

                                           In addition, all matters of policy and all actions proposed to be taken by us which are not in the ordinary course of our operations require prior approval of the Board of Directors or of a board committee to which appropriate authority has been delegated by the Board of Directors.
                                           In particular, the Board of Directors approves the appointment of all executive officers, the long term strategic plans and the annual budget and capital plan.

             TSE CORPORATE
          GOVERNANCE GUIDELINE                                              COMMENTS
---------------------------------------    ---------------------------------------------------------------------------

         (ii)     the CEO                  We align with this  Guideline.  The Board of Directors sets objectives for the  CEO,  and  reviews  performance  against  those  objectives  at least annually.  These  objectives  include  the  general  mandate  to  maximize shareholder  value  and to fulfil  our  strategic  plans.  The CEO is also required to formulate and propose to the directors the various  strategies regarding product marketing,  target markets  (geographic and vertical) as well as the  strategies  regarding  our  corporate  structure  and  future acquisitions.

     (b) The Board of Directors            We align with this Guideline, as the CEO's objectives, as noted above,
         should approve the CEO's          are reviewed by the full Board of Directors on an annual basis.
         corporate objectives

12.  Establish procedures to enable        The Chairman of the Board, Mr. Wolfond, is a member of management, as he
     the Board of Directors to             is a full-time employee of the Corporation. We nonetheless align with
     function independently of             this Guideline, as we have instituted structures and processes to
     management                            facilitate the functioning of the Board of Directors independently of management. The Board of Directors meets independently of management where needed. The Board of Directors has assigned certain of its responsibilities to the Corporate Governance Committee, which ensures that the Board of Directors functions independently of management, and has established an audit committee with a broad mandate (see item 13 below).

13.  (a) Establish an audit committee      We align with this Guideline, as we have established an audit committee
         with a specifically defined       which is mandated to: oversee the retention, independence, performance
         mandate                           and compensation of our independent auditors and the establishment and oversight of our systems of internal accounting and auditing control. In particular, the Audit Committee is responsible for ensuring that there are adequate internal controls over accounting and financial reporting systems. The Audit Committee is permitted and encouraged to consult with management, internal accountants, and our independent auditors on matters related to our annual audit and the internal controls, published financial statements, accounting principles and auditing procedures. In accordance with NASDAQ's listing standards, we have adopted a formal charter for the Audit Committee that details its mandate. A copy of this charter is attached hereto as Annex B, in accordance with SEC rules.

                                           The members of the Audit  Committee are currently Mr.  Aragona,  Mr. Kluge and Mr. Prichard.

     (b) All   members  of  the  Audit     We align with this  Guideline,  as all members of the Audit  Committee are
         Committee      should      be     non-management directors.
         non-management directors

14.  Implement a system to enable          We align with this Guideline. A process has been formalized to enable
     individual directors to engage        individual directors to engage outside advisers, at our expense, with the
     outside advisers, at the              authorization of the Chairman of the Board. As noted above, the Audit
     Corporation's expense                 Committee is permitted and encouraged to speak directly to our external auditors on matters pertaining to its mandate. During fiscal year 2000, the
                                           Board of Directors, at our expense, retained the services of an independent corporate governance consultant to assist the Corporate
                                           Governance Committee in fulfilling its responsibilities and obligations to us and to our stakeholders.

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                                      -36-

                 INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS

                  No director or officer of the Corporation, nor any securityholder of record as of the date of this circular who owned, of record or to our knowledge, more than 5% of the outstanding Common Shares, or any affiliate or associate thereof, had any material interest, direct or indirect, in any transaction during the last three fiscal years, or since the commencement of our current financial year, in any completed or proposed transaction which has materially affected or will materially affect us or any of our subsidiaries, other than the following:

BANK OF MONTREAL

                  Mr. Lloyd Darlington, who is a member of Board of Directors, currently serves as President and Chief Executive Officer, Emfisys (Bank of Montreal's technology division) and Head, E-Business, Bank of Montreal. In April 1998 we entered into a technology licensing agreement with Bank of Montreal relating to the 724 Platform. The license is extendable annually at the option of the Bank of Montreal. With each extension, Bank of Montreal's license will include specified technology that we develop relating to the 724 Platform that is generally provided to or intended to be generally provided to our customers during that extension period. The current term of the contract will expire on February 28, 2002. Bank of Montreal will retain the right to use all of the technology previously licensed under the agreement, whether or not the license is extended at the end of any period.

                  If Bank of Montreal does not extend the general license, it may specifically license specified types of additional technology from us that are made generally available to our customers. The fee for this additional technology will be equal to the lowest price at which this technology is made available to our other customers that process similar volumes of business with the 724 Platform.

                  Initially, Bank of Montreal had the right to be the exclusive Canadian financial institution to which we would license our technology. In November 1998, Bank of Montreal agreed to waive this right in return for our agreement to pay to it an amount equal to a percentage of the license fees paid to us by any other Canadian financial institution customers that we may have, if any, up to a maximum of CDN$700,000 per year, so long as Bank of Montreal's general license is in effect. Bank of Montreal will not be entitled to receive this payment if it does not annually extend its general license. As of February 28, 2001 no amounts have been subject to payment under this provision.

                  On December 29, 2000, we entered into an agreement with Bank of Montreal that amended certain terms of the April 30, 1998 technology license agreement. The amended agreement grants Bank of Montreal the right to act as a service bureau, including sublicensing and hosting, in relation to the 724 Platform, comprising the banking and brokerage modules, as well as the LiveClips aggregation product and Spyonit.com-powered alerts products. Bank of Montreal is restricted to providing these services to financial institutions carrying on business anywhere in North America and having a total asset value of less than $20 billion. In return, Bank of Montreal has agreed to pay a monthly royalty fee based on the number of end users. In addition, Bank of Montreal shall pay us for maintenance fees based on a fixed percentage of royalties related to activated end users.

BANK OF AMERICA

                  Mr. James Dixon, who is a member of the Board of Directors, currently serves as President of Bankofamerica.com, a subsidiary of Bank of America. In June 1999, we entered into a technology license agreement with Bank of America relating to the 724 Platform. The license is extendable annually at the option of Bank of America. With each extension, Bank of America's license will include specified technology that we develop relating to the 724 Platform that is generally provided or intended to be generally provided to our customers during that extension period. The current term of the contract will expire on February 1, 2002. Bank of America will retain the right to use all of the technology previously licensed under the agreement, whether or not the license is extended at the end of any period.

                  If Bank of America does not subscribe for an extension of its general license in February 2002 or at the end of any renewal term thereafter, it will have the right, exercisable for four years after it ceases to subscribe to the general license, to specifically license specified types of additional technology from us that are made generally available to our customers. For two years after it ceases to subscribe to the general license, Bank of America will retain the right to reinstate the license by making a catch-up payment equal to the aggregate amount of fees that would otherwise have been paid had the license been renewed each year.

                  In June 1999, we also entered into a software maintenance and support agreement with Bank of America under which Bank of America pays an annual maintenance fee for maintenance and support relating to the technology provided under the technology license agreement. In addition, we charge Bank of America on a time and materials basis in connection with installation, implementation and modification of customized code and enhancements. This agreement has an initial term of two years and is renewable annually at the option of the parties.

                  In 2000, we entered into additional agreements in connection with the technology license agreement to provide Bank of America with application hosting services and implementation consulting services including a master services agreement under which we will provide services to Bank of America and its affiliates. These services will be provided under separate statements of service that will incorporate all the terms and provisions of the master service agreement and will detail the services to be performed, the price to be paid for the services, the designated project managers and any other additional provisions the parties may agree upon. The master services agreement will continue through November 2004 unless either party terminates the agreement upon six months prior written notice. In 2000, we also provided Bank of America with consulting services related to its LiveClips offering. During the year ended December 21, 2000, we recognized an aggregate of $8.9 million in revenues relating to license fees and other services from Bank of America.

CITIGROUP

                  Mr. Alan Young, who served as a member of the Board of Directors until January 2001, serves as Vice President and Senior Director, Access Devices and Distribution Technologies for e-Citi, a division of Citigroup. Citigroup has announced its intention to implement the 724 Platform worldwide under the leadership of its e-Citi division. In December 1999, we entered into a master technology license agreement with Citicorp Strategic Technology Corporation. The initial term of the master agreement is five years. The agreement enables Citigroup and its affiliates to license our technology by entering into separate agreements which will incorporate the terms of the master agreement. The specific terms of any agreement of this type, including the specific technology to be licensed, the license fees to be paid to us, the term of the license, and other material terms, may vary.

                  Citicorp Strategic Technology Corporation is required to pay to us a specified minimum amount during each year that the master agreement is in effect, whether or not Citigroup or any Citigroup affiliates actually enter into agreements under the master agreement to license our technology. These minimum fees payable to us may increase each year of the agreement, up to specified maximum levels, based on specified targets relating to the number of worldwide Citigroup customers that use services based upon the 724 Platform, the number of Citigroup affiliates that license our technology and the amount of revenue generated under this agreement.

                  During the term of the agreements, we have agreed to provide to each Citigroup licensee maintenance services relating to the technology that we license under the master agreement. These maintenance services will include, among other things, the provision of specified types of updates and upgrades to the 724 Platform that are generally made available to our customers.

                  The master agreement also provides that we will perform services for Citigroup affiliates that license our technology under the agreement, including consulting, development, implementation and other services. The terms of any services of this type, including the fees to be paid to us for these services, will be set forth in a separate agreement that will be entered into by us and the applicable Citigroup affiliate.

                  We are working with a number of Citigroup's subsidiaries, including entities with which we have entered into agreements under the master agreement, such as Salomon Smith Barney Inc., as well as additional affiliates, with a view to delivering our products and services for their banking and brokerage customers. In January 2001, we entered into agreements under the master technology license agreement with Salomon Smith Barney Inc., Cititrade and the Citibank credit card division to build applications that will enable them to deliver mobile financial services to North American customers of these entities. In addition, these agreements provide that we will provide application hosting services, call center and other implementation services to these Citibank affiliates in connection with the technology licensed to them. We have also entered into agreements under the master agreement with an affiliate of Citigroup in Singapore that relates to several Asian countries, and with Salomon Smith Barney in Australia.

                  In the year ended December 31, 2000, we recognized an aggregate of $3 million in license fees and fees for other services from Citigroup's affiliates.

                  We agreed to purchase from Citicorp Strategic Technology Corporation a range of consulting services that are described in the master agreement. These services include consulting services relating to the promotion of our technology for adoption by Citigroup's affiliates. We agreed to pay, for these services, a fee that will be calculated based upon the number of Citigroup affiliates that enter into agreements to license our technology during the first year of the master agreement, which ended in December 2000. In the year ended December 31, 2000, we paid $400,000 for these services.

                  In connection with our acquisition of TANTAU Software, Inc., we received financial advisory services from Salomon Smith Barney, an affiliate of Citigroup. We have agreed to pay to Salomon Smith Barney $1.5 million for these services.

MARTIN A. STEIN

                  Beginning in August 1999, we received consulting services from Martin A. Stein, one of our former directors. Mr. Stein provided, upon our request, strategic planning advice in connection with our business. The consulting arrangement was for a two-year term ending in August 2001, but was terminated by the parties in August, 2000. Mr. Stein received a monthly fee of approximately $34,000 during the term of his contract, and was issued a stock option under our Canadian Stock Option Plan in respect of an aggregate of 48,000 Common Shares, with an exercise price of $3.75 per share.

TORYS

                  In 2000, we obtained legal services relating to international taxation and related corporate/commercial matters from Torys, a New York/Toronto law firm. Mr. Barry Reiter, a member of the Board of Directors, is a partner of that firm.

REGISTRATION RIGHTS

                  In connection with our January 2001 acquisition of TANTAU Software, Inc., we have terminated a registration rights agreement that we previously had with several of our initial investors, and entered into a new registration rights agreement. This new registration rights agreement, as described below, provides certain former shareholders of TANTAU Software, Inc. with some of the piggy-back rights that existed in the original agreement. Three groups of our shareholders have registration rights under this agreement:

         o our founder, Greg Wolfond, Blue Sky Capital Corporation and 1319079 Ontario Inc., who in the aggregate hold approximately 6,520,900 Common Shares;

         o several of our initial strategic investors, including Bank of America, Bank of Montreal, Citigroup and Sonera, who in the aggregate hold more than 20 million Common Shares; and

         o several former shareholders of TANTAU Software, Inc., including Austin Ventures and J.P. Morgan Partners (BHCA), L.P., who in the aggregate hold more than 10,500,000 Common Shares.

                  Under this agreement, each of these three groups of shareholders described above received rights to require us to register their holdings of Common Shares under the applicable securities laws of the U.S. and/or Canada. Our founder, together with Blue Sky Capital Corporation and 1319079 Ontario Inc., acting as a group, and our strategic investors, acting as a group, each obtained the right to demand that we effect such a registration. A demand from either our founder, Blue Sky Capital Corporation and 1319079 Ontario Inc., on the one hand, or the strategic investors, on the other hand, will enable the other two groups of shareholders to include their shares in that registration. In addition, if we commence the registration of our shares under specified circumstances other than as a result of a demand under the agreement, each of these three groups of shareholders will have the right to include their shares in that registration.

                  Each of Mr. Wolfond, Blue Sky Capital Corporation and 1319079 Ontario Inc., on the one hand, and the strategic investors, on the other hand, received the right to demand that we register shares on two separate occasions per group. A demand registration, together with the other shares included in that registration under the agreement, must provide for the resale of at least US$20.0 million of our shares.

                  SHORT FORM REGISTRATIONS. Once we become eligible to file a short form registration statement in the U.S. on Form S-3 (and/or the equivalent short-form prospectus rules of Canada), which we expect to occur in March 2001, Mr. Wolfond, Blue Sky Capital Corporation and 1319079 Ontario Inc., acting as a group, and the strategic investors, acting as a group, may require that we file a short-form registration statement to enable them to resell all or a portion of their shares. These registrations are unlimited in number, but we cannot be required to effect such a registration if we have registered shares after a demand under the agreement during the 180 day period before the new demand. A short-form registration of this kind must cover Common Shares amounting to at least US$15.0 million.

                  TANTAU SHARES SUBJECT TO RESALE LIMITATIONS. The former shareholders of TANTAU Software, Inc. that are parties to the agreement will not be able to require us to register any shares that are subject to resale restrictions. However, if we effect a registration of our shares before the expiration of the first three months after the effective date of the merger, these former shareholders of TANTAU Software, Inc. may request that we include up to 15% of their shares in that registration. The inclusion of these shares in that registration will reduce, by the same number, the number of shares that they would otherwise be permitted to sell under the resale restrictions following that three month period.

                  TERMINATION OF REGISTRATION RIGHTS. The registration rights granted under the agreement will terminate as follows:

         o in the case of our founder, Blue Sky Capital Corporation and 1319079 Ontario Inc., and in the case of our strategic investors:

                  o        in January 2004, or

                  o if earlier, the time at which their shares are generally freely tradable under U.S. and Canadian securities laws, and the aggregate ownership of the relevant shareholder is less than specified minimum amounts; and

         o        in the case of the former shareholders of TANTAU Software,
                  Inc.:

                  o        in January 2004, or

                  o upon the transfer by that shareholder of our Common Shares to another party, or

                  o if the relevant shareholder holds less than specified minimum amounts.

                  PRIORITY IN UNDERWRITTEN OFFERINGS. If shares are registered under the agreement in an underwritten offering in which the managing underwriter advises us that market conditions require us to limit the number of shares that may be sold in that offering, the agreement provides for an allocation of the shares to be sold between us, the shareholders that are parties to the agreement, and any other shareholders that are including shares in that registration.

                  EXPENSES AND INDEMNIFICATION. We are generally required to pay the expenses of any registration required to be made under the agreement, although the shareholders will be responsible for the payment of their own brokerage fees or underwriting expenses in connection with any sale. Under some circumstances, we will be required to indemnify the shareholders that are parties to the agreement for any liabilities arising under applicable securities laws in connection with a registration of their shares.

                  ADDITIONAL REGISTRATION RIGHTS. The agreement limits our ability to grant specified types of registration rights deemed to be superior to, or greater than, some of the rights provided in the agreement.

TANTAU ACQUISITION

                  In January 2001, we completed our acquisition of TANTAU Software, Inc. As consideration for the acquisition, we issued an aggregate of 17,117,676 Common Shares and assumed options originally issued by TANTAU Software, Inc. which, as of the closing date, became exercisable to purchase an additional 3,513,248 Common Shares. Several of our directors and executive officers, including John Sims, Joseph Aragona, Charles Goldman, Fredrick White, Harald Sammer, Debbie Rourke, Peter Klante, Jim Sink and Roger Bellass, were directors, executive officers or advisors of TANTAU Software, Inc. prior to this acquisition. In addition, prior to the acquisition, each of these individuals, as well as Austin Ventures, were beneficial holders of TANTAU Software, Inc.'s equity securities and/or options to purchase common shares of TANTAU Software, Inc. At the closing of the merger, the equity securities and options held by these individuals converted into Common Shares or options to purchase Common Shares on substantially the same terms as the securities held by TANTAU Software, Inc.'s other securityholders. Each of these individuals who became one of our executive officers also entered into an employment agreement with us.

                          REPORT OF THE AUDIT COMMITTEE

                  Our Audit Committee is described at item 13 under "Corporate Governance" above. The Audit Committee's Charter is appended to this Management Information Circular and Proxy Statement as Annex "B".

                  The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2000. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the SECURITIES ACT of 1933, as amended, or the SECURITIES EXCHANGE ACT of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

REVIEW WITH MANAGEMENT

                  The Audit Committee has reviewed and discussed our audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS

                  The Audit Committee has discussed with KPMG LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of our financial statements.

                  The Audit Committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from us and our related entities) and has discussed with KPMG LLP their independence from us.

CONCLUSION

                  Based on the review and discussions referred to above, the committee recommended to our Board of Directors that our audited financial statements be included in our annual Form 10-K report and our Annual Information Form for the fiscal year ended December 31, 2000.

                  This report is submitted by the members of the Audit Committee of the Board of Directors, namely:

Holger Kluge, Chairman
Joseph Aragona
Robert Prichard

                             APPOINTMENT OF AUDITORS

                  Unless such authority is withheld, the persons named in the accompanying form of proxy intend to vote FOR the appointment of KPMG LLP, Chartered Accountants, Toronto, Ontario, as our auditors to hold office until the next annual meeting of Shareholders and to authorize the Board of Directors to fix the remuneration of the auditors. KPMG LLP has audited our consolidated balance sheets as at December 31, 2000 and 1999 and the consolidated statements of operations, shareholders' equity and cash flows for the years ended December 31, 2000 and 1999, as stated in their report appearing in our Annual Report. KPMG LLP replaced Arthur Andersen LLP in March 1999, several months prior to the time that we began to prepare the registration statement relating to our initial public offering. The decision to change accountants was approved by our Board of Directors. Under the applicable rules of the U.S. Securities and Exchange Commission and the Canadian Securities Administrators, we have not made any public filings containing any report of Arthur Andersen LLP as to our financial statements.

                  Arthur Andersen LLP's report as to our October 31, 1998 financial statements, which was the only report issued by that firm, did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between us and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused that firm to make reference to the subject matter of such a disagreement in connection with its reports.

                  Representatives of KPMG LLP are expected to be present at the Meeting and to be available to respond to appropriate questions and to make statements as they desire.

                  These resolutions require the approval of a majority of the votes cast in person or by proxy by the Shareholders who vote in respect of the resolutions at the Meeting.

AUDIT FEE

                  KPMG LLP billed us CDN$110,000 (approximately US$72,000) for professional services rendered in connection with the audit of our annual financial statements for 2000. Under applicable rules of the U.S. Securities and Exchange Commission, under which we were deemed to be a foreign private issuer, we did not file any quarterly reports on Form 10-Q during the year ended December 31, 2000.

ALL OTHER FEES

                  KPMG LLP billed us an aggregate of CDN$1,476,000 (approximately US$967,000) for all other services rendered to us in 2000 other than the services described above. The Audit Committee has considered whether the provision of these services is compatible with maintaining KPMG LLP's independence.


                              SHAREHOLDER PROPOSALS

                  Under applicable Canadian securities regulations, proposals of resolutions by Shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be received for inclusion in our Management Information Circular and Proxy Statement for such meeting by February 23, 2002. Shareholders submitting such proposals are requested to address them to 724 Solutions Inc., Suite 702, 4101 Yonge Street, Toronto, Ontario M2P 1N6, Attention: Corporate Secretary.

                        AVAILABILITY OF CERTAIN DOCUMENTS

                  We will provide to any person, upon written request at any time:

                  (i) one copy of our Annual Information Form together with one copy of any document, or the pertinent pages of any document, incorporated by reference therein;

                  (ii)     one copy of our annual report on Form 10-K;

                  (iii) one copy of our comparative financial statements for our most recently completed fiscal year together with the accompanying report of the auditors and one copy of any of our interim financial statements that have been publicly disclosed subsequent to the financial statements for our most recently completed fiscal year; and

                  (iv) one copy of our most recent information circular in respect of the Annual and Special Meeting of Shareholders, which involved, among other agenda items, the election of directors, provided that we may require the payment of a reasonable charge if the request is made by a person who is not a securityholder of us, or in connection with any request for the exhibits that have been filed with our annual report on Form 10-K. Written requests for a copy of the above-noted documents should be directed to 724 Solutions Inc., Suite 702, 4101 Yonge Street, Toronto, Ontario M2P 1N6, Attention: Monica Zaied, Manager, Investor Relations.

                         APPROVAL BY BOARD OF DIRECTORS

                  The undersigned, Chief Counsel and Executive Vice President, Global Business, certifies that the Board of Directors of the Corporation has approved the contents and sending of this Management Information Circular and Proxy Statement.

DATED the 16th day of March, 2001            By Order of the Board of Directors



                                             /s/ Christopher Erickson
                                             Christopher Erickson
                                             Chief Counsel and
                                             Executive Vice President

                                     ANNEX A
           TO THE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
                              DATED MARCH 16, 2001

                          SHAREHOLDERS' RESOLUTION AND
                   AMENDED AND RESTATED 2000 STOCK OPTION PLAN


                            SHAREHOLDERS' RESOLUTION



BE IT RESOLVED THAT:

1. Section 4.1 of the Corporation's Amended and Restated 2000 Stock Option Plan (the "2000 Plan") be amended to provide that the maximum number of Common Shares reserved for issuance for all purposes at any time pursuant to the 2000 Plan shall, subject to the provisions of Article 8 of the 2000 Plan, be increased from 3,800,000 to 10,500,000 Common Shares (inclusive of the Tantau Incentive Options, as defined in the Management Information Circular and Proxy Statement);

2.   the provisions of Section 4.2 of the 2000 Plan be deleted;

3. the 2000 Plan be otherwise amended as set forth in Schedule A to the Management Information Circular and Proxy Statement; and

4. any director or officer of the Corporation is hereby authorized and directed for and in the name of and on behalf of the Corporation to execute or cause to be executed, whether under the corporate seal of the Corporation or otherwise, and to deliver or cause to be delivered all such certificates, instruments, agreements, notices and other documents, and to do or cause to be done all such other acts and things, as in the opinion of such director or officer may be necessary or desirable in connection with the foregoing.

                                   SCHEDULE A

                               724 SOLUTIONS INC.


                   AMENDED AND RESTATED 2000 STOCK OPTION PLAN
                   -------------------------------------------

NOTE:  TEXT  THAT HAS BEEN  DELETED  FROM THE  CURRENT  AMENDED  AND  RESTATED
2000 STOCK OPTION PLAN IS SET IN BRACKETS. TEXT THAT HAS BEEN ADDED TO THE PLAN IS UNDERLINED.

1.                PURPOSE OF THE PLAN

1.1 The purpose of the Plan is to attract, retain and motivate persons as key service providers to the Corporation, its Affiliates and other related entities and to advance the interests of the Corporation by providing such persons with the opportunity, through share options, to acquire a proprietary interest in the Corporation.

2.                DEFINED TERMS
                  -------------
         Where used herein, the following terms shall have the following meanings, respectively:


2.1     "AFFILIATE" [HAS THE MEANING ASCRIBED THERETO IN SUBSECTION 1(2)] means
                                                                          -----
any entity that is a "subsidiary" as defined in the SECURITIES ACT (Ontario) and
-----------------------------------------------                              ---
also includes all non-corporate entities that would be a "subsidiary" if they
-----------------------------------------------------------------------------
were a corporation, instead of a partnership or other non-corporate entity;
--------------------------------------------------------------------------

2.2 "BOARD" means the board of directors of the Corporation or, if established and duly authorized to act, the Executive Committee of the board of directors of the Corporation;

2.3     "COMMITTEE" has the meaning given to such term in Section 3.1;

2.4     "CONSULTANT" means an individual that

        (a) is engaged to provide on a BONA FIDE basis consulting, technical, management or other services to the Corporation or any Affiliate under a written contract between the Corporation or any Affiliate and the individual or a consultant company of which the individual is an employee or shareholder or a consultant partnership of which the individual is an employee or a partner; and

        (b) in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the business and affairs of the Corporation or any Affiliate;

2.5 "CORPORATION" means 724 Solutions Inc. and includes any successor corporation thereof;

2.6 "DISABILITY" or "DISABLED" means the mental or physical state of an Optionee such that: (i) the Board or the Committee determines that the Optionee has been unable, due to illness, disease, mental or physical disability or similar cause, to fulfil the obligations of such Optionee to the Corporation or its Affiliate, as the case may be, either for any consecutive six month period or for any period of 12 months (whether or not consecutive) in any consecutive 24 month period; or (ii) a court of competent jurisdiction has declared the Optionee to be mentally incompetent or incapable of managing his or her affairs;

2.7 "ELIGIBLE INDIVIDUAL" means an individual contemplated by paragraph 2.9(a) hereof;

2.8 "ELIGIBLE INVESTMENT VEHICLE" means a plan, company or trust contemplated by paragraphs 2.9(b), (c) or (d) hereof;

2.9     "ELIGIBLE PERSON" means, subject to Section 5.2;


        (a) any director, officer, employee or consultant of the Corporation or any Affiliate; or any prospective director,
                                              ------------------------------
                  prospective officer, prospective employee or prospective
                  --------------------------------------------------------
                  consultant of the Corporation or of any Affiliate to whom
                  ---------------------------------------------------------
                  Options are to be granted pursuant to a written offer of
                  --------------------------------------------------------
                  employment or other service relationship, which offer has
                  ---------------------------------------------------------
                  been accepted by the individual in question;
                  -------------------------------------------

        (b) any registered retirement savings plan, within the meaning of the INCOME TAX ACT (Canada), of which an Eligible Individual is the sole annuitant or any U.S. individual retirement account of which an Eligible Individual is the sole annuitant;

        (c) any personal holding company controlled by an Eligible Individual, the issued and outstanding voting shares of which are, and will continue to be, beneficially owned, directly or indirectly, by such Eligible Individual and/or the spouse, minor children and/or minor grandchildren of such Eligible Individual; and

        (d) a family trust, the trustee of which is an Eligible Individual, provided that the only beneficiaries thereof are such Eligible Individual and/or the spouse, minor children and/or minor grandchildren of such Eligible Individual;

2.10 "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended.

2.11 "INSIDER" means any insider, as such term is defined in Subsection 1(1) of the SECURITIES ACT (Ontario), of the Corporation, other than a person who falls within that definition solely by virtue of being a director or senior officer of an Affiliate, and includes any associate, as such term is defined in Subsection 1(1) of the SECURITIES ACT (Ontario), of any such insider;

2.12 "MARKET PRICE" at any date in respect of the Shares means the fair market value of a Share determined by reference to the closing sale price on the last trading day immediately preceding such date or the weighted average trading price or simple average of high and low board lot trading prices for a period of up to five trading days immediately preceding such date (as determined by the Board or the Committee with the consent of the TSE or the Nasdaq Stock Market, Inc., if required) of the Shares on the TSE or the Nasdaq National Market as determined by the Board or Committee (or, if such Shares are not then listed and posted for trading on the TSE or the Nasdaq National Market, on such Stock Exchange in Canada or the United States on which such Shares are listed and posted for trading as may be selected for such purpose by the Board) [In the event that such Shares are not listed and posted for trading on any Stock Exchange, the Market Price shall be the fair market value of such Shares as determined by the Board in its sole discretion];

2.13 "NON-QUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option;

2.14 "OPTION" means an option to purchase Shares granted to an Eligible Person under the Plan;

2.15 "OPTION PRICE" means the price per Share at which Shares may be purchased under an Option, as the same may be adjusted from time to time in accordance with Article 8 hereof;

2.16 "OPTIONED SHARES" means the Shares issuable pursuant to an exercise of Options;

2.17 "OPTIONEE" means an Eligible Person to whom an Option has been granted or transferred in accordance with the terms of the Plan and who continues to hold such Option and, where the context requires, includes the particular Eligible Individual related to an Eligible Investment Vehicle which holds an Option;

2.18 "PLAN" means this Amended and Restated 724 Solutions 2000 Stock Option Plan, as the same may be further amended or varied from time to time;

2.19 "SHARE COMPENSATION ARRANGEMENT" means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism of the Corporation involving the issuance or potential issuance of shares to one or more Eligible Persons or Insiders, including a share purchase from treasury which is financially assisted by the Corporation by way of a loan, guarantee or otherwise;

2.20 "SHARES" means the common shares of the Corporation or, in the event of an adjustment contemplated by Article 8 hereof, such other shares or securities to which an Optionee may be entitled upon the exercise of an Option as a result of such adjustment;


[2.1]2.21   "STOCK EXCHANGE" means the TSE, any stock exchange or stock market;
     ----
[ and]



[2.1]2.22   "TANTAU INCENTIVE OPTIONS" has the meaning given to such term in the
     ----    -------------------------------------------------------------------
Corporation's Management Information Circular and Proxy Statement for the Annual
--------------------------------------------------------------------------------
and Special Meeting of Shareholders scheduled for April 26, 2001; and
---------------------------------------------------------------------


[2.22]2.23  "TSE" MEANS THE TORONTO STOCK EXCHANGE.
      ----

3.          ADMINISTRATION OF THE PLAN
            --------------------------

3.1 The Plan shall be administered by the Board or by any committee (the "Committee") of the Board established by the Board for that purpose.

3.2 The Board or Committee shall have the power, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the Plan:

     (a) to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan;

     (b) to interpret and construe the Plan and to determine all questions arising out of the Plan or any Option, and any such interpretation, construction or determination made by the Board or Committee shall be final, binding and conclusive for all purposes;

     (c)     to determine the number of Shares covered by each Option;

     (d) to determine the Option Price of each Option in accordance with the provisions of the Plan;

     (e) to determine the time or times when Options will be granted and exercisable;

     (f) to determine if the Shares which are issuable on the exercise of an Option will be subject to any restrictions upon the exercise of such Option;

     (g) to prescribe the form of the instruments relating to the grant, exercise and other terms of Options;

     (h) subject to regulatory requirements, to make exceptions to the Plan in circumstances which the Board or Committee determine to be exceptional; and

     (i) to take such other action, not inconsistent with the terms of the Plan, as the Board or Committee deems appropriate.

3.3 The Board or the Committee may, in its discretion, require as conditions to the grant or exercise of any Option that the Optionee shall have:

     (a) represented, warranted and agreed in form and substance satisfactory to the Corporation that he or she is acquiring and will acquire such Option and the Shares to be issued upon the exercise thereof or, as the case may be, is acquiring such Shares, for his or her own account, for investment and not with a view to or in connection with any distribution, that he or she has had access to such information as is necessary to enable him or her to evaluate the merits and risks of such investment and that he or she is able to bear the economic risk of holding such Shares for an indefinite period;

     (b) agreed to restrictions on transfer in form and substance satisfactory to the Corporation and to an endorsement on any option agreement or certificate representing the Shares making appropriate reference to such restrictions; and

     (c) agreed to indemnify the Corporation in connection with the foregoing.


3.4 Any Option granted under the Plan shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any law or regulation of any jurisdiction, or the consent or approval of any securities exchange or any governmental or regulatory body of any jurisdiction, is necessary as a condition of, or in connection with, the grant or exercise of such Option or the issuance or purchase of Shares thereunder, such Option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board or the Committee. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration, qualification, consent or approval; provided however, that while the Shares are listed for trading on the TSE, the Corporation shall give notice to the TSE of any proposed grant of Options under the Plan and the Corporation shall not proceed with any transaction without the prior consent of the TSE, if required. The inability of the Corporation to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Corporation's legal counsel to be necessary for the lawful issuance and sale of any Shares or Options hereunder shall relieve the Corporation of any liability in respect of the failure to issue or sell such securities as to which such requisite authority shall not have been obtained. The grant of Options and the issuance of Shares upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state, provincial and foreign laws with respect to such securities. As a condition to the exercise of any Option, the Corporation may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Corporation.


3.5 Without limiting the generality of Sections 3.3, 3.4 and 7.3 hereof, unless a registration statement relating to the Shares covered by any Option issued in favour of an Optionee resident in the United States of America has been filed with the United States Securities and Exchange Commission and is effective on the date of exercise (unless in the opinion of legal counsel to the Corporation the Shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the SECURITIES ACT OF 1933), the exercise of the Option by such Optionee will be contingent upon receipt from the Optionee of a representation in writing satisfactory to the Board or the Committee that at the time of such exercise it is the Optionee's then intention to acquire the Shares being purchased for investment and not for resale or other distribution thereof to the public in the United States of America. If such representation in writing is required, the Board or the Committee may in its discretion inscribe an investment legend on the share certificates issued pursuant to the exercise of the Option. The issuance of Shares upon the exercise of the Option shall be subject to all applicable laws, rules and regulations and Shares shall not be issued except upon the approval of proper government agencies or Stock Exchanges as may be required. Provided, however, the Option shall not be exercisable if at any date of exercise, it is the opinion of counsel for the Corporation that registration of the said Shares under the SECURITIES ACT OF 1933 or other applicable statute or regulation is required and the Option shall again become exercisable only if the Corporation elects to and thereafter effects a registration of the Shares subject to the Option under the SECURITIES ACT OF 1933 or other applicable statute or regulation within the term of the Option. If the Option may not be exercised, the Corporation shall return to the Optionee, without interest or deduction, any funds received by it in connection with the proposed exercise of the Option.

3.6 The Board or the Committee may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Options (including Incentive Stock Options) to one or more classes of Eligible Persons on such terms and conditions as determined by the Board or the Committee from time to time. For greater certainty, if the applicable taxation, corporate-commercial, employment or other legal regime prevailing in a particular country or jurisdiction makes it advisable, the Board or Committee may establish an addendum or sub-plan to the Plan covering Options granted to residents of the particular country.

4.   SHARES SUBJECT TO THE PLAN
     --------------------------

4.1 Options may be granted in respect of authorized and unissued Shares, provided that the aggregate number of Shares reserved for issuance upon the exercise of all Options granted under the Plan, subject to any adjustment of such number pursuant to the provisions of Article 8 hereof, [and subject to the limitations set out in Section 4.2 hereof,] shall not exceed [3,800,000]
                                           -
10,500,000 (inclusive of the Tantau Incentive Options) or such greater number of
-----------------------------------------------------
Shares as may be determined by the Board and approved by any relevant Stock Exchange or other regulatory authority and, if required, by the shareholders of the Corporation. Optioned Shares [which] that are not purchased as a result of
                                         ----
Options having terminated or expired without being fully exercised shall not be counted for purposes of the foregoing and shall be available for subsequent Options. No fractional Shares may be purchased or issued under the Plan.


4.2 [Notwithstanding Section 4.1, options may not be granted under the Plan if the aggregate number of Optioned Shares purchasable upon the exercise of all Options then outstanding under the Plan or purchasable pursuant to stock options then outstanding under all other stock option plans of the Corporation (excluding options assumed by the Corporation as part of a business purchase transaction where the effect of the assumption was to reduce the transaction consideration otherwise payable, as determined by the Board of Directors of the Corporation) would exceed 15% of the number of issued and outstanding Shares, determined as at the time of the proposed Option grant.]

5.  ELIGIBILITY; GRANT; TERMS OF OPTIONS
    ------------------------------------

5.1 Subject to Section 5.2, options may be granted by the Board or the Committee to any Eligible Individual, provided that such Eligible Individual may elect, with the prior consent of the Board or the Committee, to have some or all of any Options which would otherwise be granted to that Eligible Individual to instead be granted to an Eligible Investment Vehicle of such Eligible Individual. Such election must be made prior to the execution of the share option agreement referred to in Section 7.4 and shall be evidenced in such agreement.

5.2 Notwithstanding Sections 2.9 and 5.1, an Eligible Person shall not be construed as such and the Plan shall be read to exclude from participation those particular individuals or entities who are not eligible to receive Options pursuant to the securities laws of the relevant jurisdiction, whether such restriction relates to the nature or identity of the person, the nature of services they provide, the entity which is proposed to hold the Option or otherwise.


5.3 The aggregate number of Optioned Shares purchasable at any time pursuant to outstanding Options issued to non-employee directors of the Company shall not exceed 1% of the number of issued and outstanding Shares, determined as at the time of the proposed option grant. A non-employee director shall be eligible for
                                 -----------------------------------------------
annual Option grants in an amount not to exceed such number of Shares as shall
------------------------------------------------------------------------------
be determined by the Human Resources and Compensation Committee having regard to
--------------------------------------------------------------------------------
the generally prevailing practices of technology companies of similar size and
------------------------------------------------------------------------------
scope.
------


5.4 Subject as herein and otherwise specifically provided in this Article 5, the number of Shares subject to each Option, the Option Price of each Option, the expiration date of each Option, the extent to which each Option is exercisable from time to time during the term of the Option and other terms and conditions relating to each such Option shall be determined by the Board or the Committee. The Board or the Committee may, in their entire discretion (but subject to the consent of applicable Stock Exchanges), subsequent to the time of granting Options hereunder, permit an Optionee to exercise any or all of the unvested options then outstanding and granted to the Optionee under this Plan, in which event such unvested Options then outstanding and granted to the Optionee shall be deemed to be immediately exercisable during such period of time as may be specified by the Board or the Committee. Provided, however, that this provision
                                       ----------------------------------------
shall not be construed so as to permit the acceleration of all or substantially
-------------------------------------------------------------------------------
all Options outstanding under this Plan in one transaction (or as part of a
---------------------------------------------------------------------------
series of related transactions) in circumstances other than those contemplated
------------------------------------------------------------------------------
by Article 8. In addition, (i) the acceleration of the vesting of an Option
---------------------------------------------------------------------------
granted to a director of the Corporation pursuant to this Section 5.4; and (ii)
-------------------------------------------------------------------------------
the re-pricing of an outstanding Option held by a director or senior officer of
-------------------------------------------------------------------------------
the Corporation (for greater certainty, excluding adjustments specifically
--------------------------------------------------------------------------
contemplated in this Plan or the Option grant agreement), shall require the
---------------------------------------------------------------------------
consent or ratification of the Shareholders of the Corporation.
---------------------------------------------------------------

5.5 Subject to any adjustments pursuant to the provisions of Article 8 hereof, the Option Price of any Option shall in no circumstances be lower than the Market Price determined on the date the Option is granted. If, as and when any Shares have been duly purchased and paid for under the terms of an Option, such Shares shall be conclusively deemed allotted and issued as fully paid and non-assessable Shares at the price paid therefor.

5.6 The term of an Option shall not exceed 10 years from the date of the grant of the Option.

5.7 No Options shall be granted to any Optionee if the total number of Shares issuable to such Optionee (including any related Eligible Investment Vehicle) under this Plan, together with any Shares reserved for issuance to such Optionee (including any related Eligible Investment Vehicle) under options for services or any other stock option plans or Share Compensation Arrangements, would exceed 5% of the number of issued and outstanding Shares. Optioned Shares which are not purchased as a result of such Options having terminated or expired without being fully exercised shall not be counted for purposes of the foregoing.

5.8 An Option is personal to the Optionee and non-assignable (whether by operation of law or otherwise), except as provided for herein. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of the Plan, or upon the levy of any attachment or similar process upon an Option, the Option shall, at the election of the Corporation, cease and terminate and be of no further force or effect whatsoever.

5.9 Notwithstanding Section 5.8 hereof, subject to obtaining all required regulatory approvals, Options (other than Incentive Stock Options) may be transferred or assigned between an Eligible Individual and such person's Eligible Investment Vehicle or between Eligible Investment Vehicles of such person, provided the assignor delivers a written notice to the Corporation, in the manner provided in the option agreement, instrument or certificate evidencing the Options, prior to the assignment and the Committee or the Board approves such assignment (such consent not to be unreasonably withheld).

5.10 No Options shall be granted to any Optionee if such grant could result, at any time, in:

       (a) the number of Shares reserved for issuance pursuant to Options granted to Insiders or issuable to Insiders pursuant to other stock option or Share Compensation Arrangements exceeding 10% of the number of issued and outstanding Shares; or

       (b) the issuance to Insiders, within a one-year period, of a number of Shares pursuant to the exercise of Options or other Share Compensation Arrangements exceeding 10% of the number of issued and outstanding Shares; or

       (c) the issuance to any one Insider and such Insider's associates (within the meaning given to such term in the SECURITIES ACT (Ontario)), within a one-year period, of a number of Shares exceeding 5% of the number of issued and outstanding Shares.

For the purposes of paragraphs 5.10(b) and (c), the phrase "issued and outstanding Shares" means the number of outstanding Shares determined immediately prior to the proposed grant and shall be determined excluding any Shares issued pursuant to the Plan or other Share Compensation Arrangements during the immediately preceding year.

For the purposes of Section 5.10, entitlements under Share Compensation Arrangements granted prior to a grantee becoming an Insider shall be excluded in determining the number of Shares issuable to Insiders.

6.           TERMINATION OR EXTENSION OF OPTION RIGHTS IN CERTAIN CIRCUMSTANCES
             ------------------------------------------------------------------

6.1  Subject to Sections 6.2, 6.3,[ or] 6.5 or 6.6 hereof and to any specific
                                            ------
resolution passed by the Committee or the Board with respect to an Option, an Option and all rights to purchase Shares pursuant thereto shall expire and terminate immediately upon the Optionee who holds such Option ceasing to be an Eligible Person. For greater certainty, upon an Optionee ceasing to be an Eligible Individual, any Eligible Investment Vehicle of such Eligible Individual shall cease to be an Eligible Person.


6.2 The Committee or the Board may, in their entire discretion (but subject to the requirements of the TSE and any other applicable securities regulators), at the time of the granting of Options hereunder, determine the provisions relating to the expiry of an Option upon the bankruptcy, death, Disability, retirement, termination of employment or directorship of an Optionee with the Corporation or any Affiliate while such Optionee holds an Option which has not been fully exercised. The provisions relating to such expiry shall be contained in the written option agreement, instrument or certificate between the Corporation and the Optionee.

6.3 For greater certainty, subject to Section 6.2 and the provisions of the related grant agreement, Options shall not be affected by any termination of employment of the Optionee or by the Optionee ceasing to be a director, officer or consultant of the Corporation or an Affiliate thereof, provided that the Optionee continues to be an Eligible Person and provided that the termination of employment or other relationship was not for cause. For the purposes of this
Section 6.3, except if otherwise provided in the agreement evidencing the Option, a determination by the Corporation that an Optionee was discharged or other relationship terminated for "cause" shall be binding on the Optionee.

6.4 Except as specifically provided in a retirement or other benefit plan of the
   -
Corporation or its Affiliate, grants of Options shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Corporation or Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the United States Employee Retirement Income Security Act of 1974, as amended. Except as shall be specifically provided in the contract of employment or contract for provision of services, the granting of Options is at the full discretion of the Corporation and shall, therefore, not qualify as part of the terms of employment of the Optionee. In consideration for the grant of the Option, the Optionee acknowledges and agrees that the value or potential value of the Option hereby granted which is forfeited as a result of the Optionee (including, without limitation, the related Eligible Individual) ceasing to be an Eligible Person, shall not constitute damages in respect of loss of office or employment and no claim may be made by or on behalf of the Optionee against the Corporation or any of its Affiliates in respect thereof.

6.5 If the exercise of an Option within the applicable time periods set forth in
   -
the grant agreement is prevented by the provisions of applicable law (including as contemplated in Section 3.4 hereof), the Option shall remain exercisable for such period of time as the Board or the Committee shall determine in its discretion, but in any event no later than the expiry date of the stated term of the Option (the "Option Expiry Date"). Further, if a sale of Shares acquired upon the exercise of the Option within the applicable time periods set forth in the grant agreement would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, the Option shall remain exercisable until the earliest to occur of: (i) the tenth day following the date on which a sale of shares by the Optionee would no longer be subject to such suit; (ii) the 180th day after the Optionee's termination of employment or service; or (iii) the Option Expiry Date.

6.6   The Board or the Committee may, (with the consent of the TSE and
----------------------------------------------------------------------
other applicable securities regulators, if required) approve a deferral of
--------------------------------------------------------------------------
the early termination of an Option held by an Eligible Individual in the
------------------------------------------------------------------------
event of such individual taking an approved leave of absence (including sick
----------------------------------------------------------------------------
leave, military leave or any other leave of absence approved by management of
-----------------------------------------------------------------------------
the Corporation). Such deferral shall not exceed six months and the vesting
---------------------------------------------------------------------------
schedule of the Option in question shall be suspended during the term of the
----------------------------------------------------------------------------
leave of absence. If the individual in question resumes his or her employment
-----------------------------------------------------------------------------
or service relationship with the Corporation or Affiliate within such six
-------------------------------------------------------------------------
month period, then the Option shall not be forfeited as a result of the leave
-----------------------------------------------------------------------------
of absence and the vesting schedule shall then resume from the point at which
-----------------------------------------------------------------------------
it was suspended. For the purposes of Incentive Stock Options, no such leave
----------------------------------------------------------------------------
of absence may exceed 90 days, unless re-employment upon expiration of such
---------------------------------------------------------------------------
leave is guaranteed by statute or contract, including Corporation policies.
---------------------------------------------------------------------------

7.      EXERCISE OF OPTIONS
        -------------------
7.1 Subject to the provisions of the Plan, an Option may be exercised from time to time by delivery to the Corporation at its registered office of a written notice of exercise in the manner provided in the option agreement, instrument or certificate evidencing the Options addressed to the Director, Human Resources of the Corporation specifying the number of Shares with respect to which the Option is being exercised and, subject to such alternative procedures set out in
Section 7.2 or as may be established by the Board or the Committee, accompanied by payment in full of the Option Price of the Shares then being purchased. Subject to any provisions of the Plan to the contrary, certificates for such Shares shall be issued and delivered to the Optionee within a reasonable time following the receipt of such notice and payment.


7.2 The type of consideration to be paid for the Shares to be issued upon the exercise of an Option shall be determined by the Board or the Committee. In addition to any other types of consideration the Board or Committee may determine, the Board or Committee (if such body so determines and subject to compliance with applicable law and the rules of applicable Stock Exchanges) is [authorised] authorized to accept as consideration for Shares issued under the
             ----------
Plan the following:


    (a)      cash;

    (b)      certified cheque;

    (c)      bank draft;

    (d) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Board or Committee may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Market Price on the date of surrender or attestation equal to the aggregate Option Price of the Shares in respect of which the Option is exercised (but only to the extent that such exercise of the Option would not result in a compensation charge for financial reporting purposes with respect to the Shares used to pay the exercise price, unless otherwise determined by the Board or Committee);

   (e) payment through a broker-dealer sale and remittance procedure (including, if approved by the Board and subject to regulatory approval, a loan facility to be provided by the Corporation) pursuant to which the Optionee: (i) shall provide written instructions to a Corporation-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares; and (ii) shall provide written directions to the Corporation to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

     (f)    any combination of the foregoing methods of payment.

The Board or the Committee may at any time or from time to time, by approval of or by amendment to the standard forms of Option agreement contemplated herein, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of payment.

Unless the Board or Committee determines otherwise, cash, certified cheques and bank drafts provided by Optionees who are resident Canadians as consideration for Shares shall be denominated in Canadian dollars; cash, certified cheques and bank drafts provided by all other Optionees may be denominated in U.S. dollars or Canadian dollars. The Board or the Committee may prescribe one or more published exchange rates for use in connection with exercises using a currency other than the one specified in the grant agreement.

7.3 Notwithstanding any of the provisions contained in the Plan or in any Option, the Corporation's obligation to issue Shares to an Optionee pursuant to the exercise of any Option shall be subject to:

     (a) completion of such registration or other qualification of such Shares or obtaining approval of such governmental or regulatory authority as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

     (b) the admission of such Shares to listing on any Stock Exchange on which the Shares may then be listed;

     (c) the receipt from the Optionee of such representations, warranties, agreements and undertakings, as the Corporation determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction; and

     (d) the satisfaction of any conditions on exercise prescribed pursuant to Article 3 hereof.

7.4 Options shall be evidenced by a share option agreement, instrument or certificate in such form not inconsistent with this Plan as the Committee or the Board may from time to time determine.

8.      CERTAIN ADJUSTMENTS
        -------------------
8.1 Appropriate adjustments as regards Options granted or to be granted, in the number of Shares which are available for purchase and/or in the purchase price for such Shares under the Plan and to the maximum number of Shares available for issuance under the Plan shall be made by the Board or the Committee to give effect to the number of Shares of the Corporation resulting from subdivisions, consolidations or reclassifications of the Shares, the payment of stock dividends by the Corporation (other than dividends in the ordinary course) or other changes in the capital stock of the Corporation which the Board or the Committee may, in its discretion, consider relevant for purposes of ensuring that the rights of the Optionees are not prejudiced thereby (including amalgamations, mergers, reorganizations, liquidations and similar material transactions), subject to the approval, if required, of any Stock Exchange on which the securities of the Corporation may be listed.

8.2 If: (a) the Corporation proposes to enter into a transaction contemplated in Subsection 182(1) of the BUSINESS CORPORATIONS ACT (Ontario); (b) the Corporation proposes to make an issuer bid for all or substantially all holders of shares or proposes to enter into a merger, amalgamation or other corporate arrangement or reorganization or to liquidate, dissolve or wind-up; (c) an offer to purchase all or substantially all of the outstanding shares of the Corporation is made by a third party; or (d) there occurs or is proposed a sale or transfer of all, or substantially all, of the undertaking, property or assets of the Corporation, the Board may, with appropriate notice and in a fair and equitable manner, determine the manner in which all unexercised Option rights granted under the Plan shall be treated including, for example, requiring the acceleration of the expiry time for the exercise of such rights by the Optionees and of the time for the fulfilment of any conditions or restrictions on such exercise, and/or declaring that each outstanding Option shall be automatically vested and exercisable in full. All determinations of the Board pursuant to this
Section 8.2 (including a determination that it would be appropriate not to make an adjustment in the circumstances) shall be conclusive and final.

8.3 If at any time after the grant of an Option to any Optionee and prior to the expiration of the term of such Option: (i) the Shares shall be reclassified, reorganized or otherwise changed, otherwise than as specified in Section 8.1; or
(ii) subject to the provisions of Section 8.2 and Article 9 hereof, the Corporation shall consolidate, merge or amalgamate with or into another corporation (the corporation resulting or continuing from such consolidation, merger or amalgamation being herein called the "Successor Corporation"), the Optionee shall be entitled to receive upon the subsequent exercise of his or her Option in accordance with the terms hereof and shall accept in lieu of the number of Shares to which he or she was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefor, the aggregate number of shares of the appropriate class and/or other securities of the Corporation or the Successor Corporation (as the case may be) and/or other consideration from the Corporation or the Successor Corporation (as the case may be) that the Optionee would have been entitled to receive as a result of such reclassification, reorganization or other change or, subject to the provisions of Article 9 hereof, as a result of such consolidation, merger or amalgamation, if on the record date of such reclassification, reorganization or other change or the effective date of such consolidation, merger or amalgamation, as the case may be, he or she had been the registered holder of the number of Shares to which he or she was theretofore entitled upon such exercise.

9.      CHANGE OF CONTROL
        -----------------
9.1 If an offer is made to purchase outstanding voting shares of the Corporation and it is accepted and completed in respect of a sufficient number of holders of such shares to constitute the offeror (together with such other persons as may be considered to be "acting jointly or in concert" with the offeror within the meaning given to such term in Section 91 of the SECURITIES ACT (Ontario)) a shareholder of the Corporation entitled to exercise more than 50% of the voting rights attached to the outstanding voting shares (provided that prior to the offer, the offeror and such other persons (collectively, the "Control Group") were not entitled to exercise more than 50% of the voting rights attached to the outstanding voting shares) or if there is a consolidation, merger or amalgamation of the Corporation with or into any other corporation whereby the voting shareholders of the Corporation immediately prior to the consolidation, merger or amalgamation receive shares entitled to exercise less than 50% of the voting rights attaching to the voting shares of the consolidated, merged or amalgamated corporation, including a sale whereby all or substantially all of the Corporation's undertakings and assets become the property of any other corporation, then an Optionee shall, notwithstanding the provisions of Section 3.2(e) and Section 5.4 hereof and the written option agreements, instruments or certificates evidencing such Option, immediately be entitled to exercise such Option with respect to all of the Shares subject to the Option and not yet purchased thereunder.

        In addition, if an offer is made to purchase 50% or more of the outstanding voting shares of the Corporation (the "Offer") and the terms of such Offer permit the tendering of Shares by notice of guaranteed delivery or similar procedure in order to permit the participation in such Offer by the holders of Options, an Optionee shall, notwithstanding Section 3.2(e) and Section 5.4 hereof and the written option agreements, instruments or certificates evidencing such Option, have the right to exercise his or her Options (for purposes of tendering to the Offer) as to the full amount of Shares purchasable thereunder whether or not then vested, conditional only upon completion of the Offer, and to tender the Shares to be purchased from the Optionee and which are issuable pursuant to such Options to the Offer by notice of guaranteed delivery or similar procedure, provided that arrangements for payment of the exercise price satisfactory to the Corporation and in compliance with applicable law and Stock Exchange requirements are made and the Corporation will take all reasonable steps necessary to facilitate such conditional exercise of Options and such tender of Shares.

10.     AMENDMENT OR DISCONTINUANCE OF THE PLAN
        ---------------------------------------

10.1 The Board may amend the Plan at any time and from time to time without the consent of the Optionees, and the Plan, as amended, shall govern the rights and obligations of the Corporation and the Optionees with respect to all then outstanding Options; provided that: (a) unless the change is required by any securities commission, Stock Exchange or other governmental or regulatory body of any jurisdiction to which the Plan or the Corporation now is or hereafter becomes subject, no such action may materially and adversely affect the rights of an Optionee under any Options then outstanding without the consent of such Optionee; and (b) if required by applicable law or the rules of any Stock Exchange on which the securities of the Corporation are then listed, shareholder approval and other regulatory approval of the amended form of the Plan is received. Pending such required approvals, additional Options may be granted under the provisions of the Plan, as amended, provided that all such required approvals are received prior to the issuance of any Shares of the Corporation on the exercise of any such additional Options.

10.2 Notwithstanding the provisions of this Article 10, should changes be required to the Plan by any securities commission, Stock Exchange or other governmental or regulatory body of any jurisdiction to which the Plan or the Corporation now is or hereafter becomes subject, such changes shall be made to the Plan as are necessary to conform with such requirements and, if such changes are approved by the Board, the Plan, as amended, shall be filed with the records of the Corporation and shall remain in full force and effect in its amended form as of and from the date of its adoption by the Board.

10.3 The Board may suspend or terminate this Plan or any portion of it at any time in accordance with applicable legislation, and subject to any required regulatory or shareholder approval.

10.4 Except as otherwise provided in this Plan, no suspension or termination may, without the consent of the affected Optionee, alter or impair any Option, or any right pursuant thereto, granted previously to any Eligible Person.

10.5 If this Plan is terminated, the provisions of this Plan and any administrative guidelines and other rules adopted by the Board or the Committee which are in force at the time this Plan is terminated, will continue in effect as long as any Option, or any right pursuant thereto, remains outstanding. However, notwithstanding the termination of this Plan, the Board or the Committee may make amendments to this Plan, or to any Option, that they would be entitled to make if this Plan were still in effect.

11.   MISCELLANEOUS PROVISIONS
      ------------------------

11.1 An Optionee shall not have any rights as a shareholder of the Corporation with respect to any of the Shares covered by such Option until the date of issuance of the Share on the records of the Corporation maintained by its Registrar and Transfer Agent upon the exercise of such Option, in full or in part, and then only with respect to the Shares being issued. Without in any way limiting the generality of the foregoing, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such Shares are issued.

11.2 Nothing in the Plan or any Option shall confer upon an Optionee any right to continue or be re-elected as a director, officer or consultant of, or any right to continue in the employ of the Corporation any Affiliate, or affect in any way the right of the Corporation or any Affiliate to terminate his or her employment or to terminate any contract of service at any time; nor shall anything in the Plan or any Option be deemed or construed to constitute an agreement, or an expression of intent, on the part of the Corporation or any Affiliate, to extend the employment of, or extend the term of an agreement with, any Optionee beyond the time which he or she would normally be retired pursuant to the provisions of any present or future retirement plan of the Corporation or any Affiliate or any present or future retirement policy of the Corporation or any Affiliate or beyond the time at which he or she would otherwise be retired pursuant to the provisions of any contract of employment with the Corporation or any Affiliate.

11.3 A valid exercise of an Option is subject to other reasonable procedures as prescribed by the Corporation from time to time.

11.4 The Corporation or any Affiliate may take such steps as are considered necessary or appropriate for the withholding of any taxes which the Corporation or the Affiliate, as the case may be, is required by any law or regulation of any governmental authority whatsoever to withhold in connection with any Option or Share including, without limiting the generality of the foregoing, the withholding of all or any portion of any payment or the withholding of the issue of Shares to be issued upon the exercise of any Option, until such time as the Optionee has paid the Corporation or the Affiliate for any amount which the Corporation or the Affiliate is required to withhold with respect to such taxes.

11.5 The Corporation will use its reasonable best efforts to process any exercise of the vested portion of any Option within three business days after all necessary procedures required for a valid exercise have been complied with by the Optionee. The Corporation shall not be responsible for any delay in responding to a valid exercise of Options due to inadvertence or otherwise in completing the exercise procedures or for any decline in value of the Shares in respect of which the Option is being exercised.

11.6 The Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Provided, however, that where indicated in the Option grant agreement or required as a matter of employment law in the jurisdiction of the Optionee (the "Foreign Jurisdiction"), the concept of "cause" shall be construed in accordance with the laws of the Foreign Jurisdiction. The Optionee by virtue of accepting the Option submits to the exclusive jurisdiction of the Courts of the Province of Ontario with respect to any interpretation or dispute or other action or proceeding with respect to the Plan.

12.   SHAREHOLDER AND REGULATORY APPROVAL; TERM
      -----------------------------------------

12.1 The Plan shall be subject to ratification by the shareholders of the Corporation to be effected by a resolution passed at a meeting of the shareholders of the Corporation, and to acceptance by the TSE and any other relevant regulatory authority. Any Options granted prior to such ratification and acceptance shall be conditional upon such ratification and acceptance being given and no such Options may be exercised unless and until such ratification and acceptance are given.

12.2 Once effective, the Plan shall replace all other stock option plans of the Corporation then in effect, provided that no options issued and outstanding under such plans shall be affected by such replacement and such options shall continue to be governed by the terms of the plans under which they were issued.


12.3  Amended and restated effective as of [June 1, 2000] March 12, 2001.
                                                          --------------


                                     724 SOLUTIONS INC.



                                     Per: ___________________________________
                                     [Authorised] Authorized signing officer
                                                  ----------




                                     Per: ___________________________________
                                     [Authorised] Authorized signing officer
                                                  ----------

                                     ANNEX B
           TO THE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
                              DATED MARCH 16, 2001

                             AUDIT COMMITTEE CHARTER


                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                              OF 724 SOLUTIONS INC.

                                     CHARTER

I.            PURPOSE

              The Audit Committee (the "Committee") of 724 Solutions Inc. (the "Corporation") is a committee of the Board of Directors which has responsibility under the BUSINESS CORPORATIONS ACT (Ontario) (the "OBCA") to review the financial statements, accounting policies and reporting procedures of the Corporation.

                  The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, and legal compliance that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels.

                  The Committee's primary duties and responsibilities are to:

         - Serve as an independent and objective party to monitor the Corporation's financial reporting process and the system of internal controls.

         - Monitor the independence and performance of the Corporation's external auditors and the internal auditing department.

         - Provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors.

                  The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.           COMPOSITION

         - The Committee shall be comprised of three or more directors, each of whom shall be an independent non-management director, as determined by the Board of Directors. The composition of the Committee shall adhere to all applicable corporate laws and all requirements of the stock exchanges on which shares of the Corporation are listed. In particular, the NASDAQ listing standards regarding the composition of the Committee (including the concept of "independence" as defined by the Securities Exchange

                  Commission ("SEC") and NASDAQ) and the required qualifications and experience of the members of the Committee shall be adhered to.

         o All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

         o Members of the Committee shall be elected by the Board at the annual organizational meeting of the Board (typically held immediately after the annual shareholders' meeting) and shall serve until the next such meeting or until their successors shall be duly elected and qualified. A majority of the members of the Committee shall be resident Canadians.

         o Any member of the Committee may be removed or replaced at any time by the Board of Directors and shall cease to be a member of the Committee as soon as such member ceases to be a director. Subject to the foregoing, each member of the Committee shall hold such office until the next annual meeting of shareholders after his or her election as a member of the Committee.

         o The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board of Directors may from time to time determine.

III.     MEETINGS

         o The Committee may appoint one of its members to act as Chairman of the Committee. The Chairman will appoint a secretary who will keep minutes of all meetings (the "Secretary"). The Secretary does not have to be a member of the Committee or a director and can be changed by simple notice from the Chairman.

         o Committee members will strive to attend all meetings. No business may be transacted by the Committee except at a meeting at which a quorum of the Committee is present or by a resolution in writing signed by all members of the Committee. A majority of the members of the Committee shall constitute a quorum, provided that if the number of members of the Committee is an even number, one half of the number of members plus one shall constitute a quorum. No business shall be conducted at a meeting of the Committee unless a majority of the members participating are Canadian residents.

         o The Committee will meet as many times as is necessary to carry out its responsibilities but in no event will the Committee meet less than four times a year. The Committee shall meet at least once annually with the external auditors, with management not present. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee shall meet with the independent accountants and management quarterly to review the Corporation's financial statements.

         o The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meetings shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board of Directors.

         o The Committee may invite such other persons (i.e. the CEO, CFO, COO, head of the internal audit department) to its meetings, as it deems necessary. The internal and external auditors should be invited to make presentations to the Committee as appropriate.

         o Subject to the provisions of the OBCA, if required for expediency or to prevent loss to the Corporation, the Chairman of the Committee may exercise the powers of the Committee in between meetings of the Committee. In such event, the Chairman shall immediately report to the members of the Committee and the actions or decisions taken in the name of the Committee shall be recorded in the proceedings of the Committee.

IV.      RESPONSIBILITIES AND DUTIES

                  To fulfill its responsibilities and duties the Committee shall:

DOCUMENTS/ REPORTS REVIEW

         o Review and update this Charter periodically, at least annually, as conditions dictate.

         o Review the interim quarterly financial statements and the annual audited financial statements, and the related press release of the Corporation and shall report thereon to the Board of Directors.

         o Satisfy itself, on behalf of the Board of Directors, that the Corporation's quarterly and annual audited financial statements are fairly presented in accordance with generally accepted accounting principles and shall recommend to the Board of Directors whether the quarterly and annual financial statements should be approved.

         o Satisfy itself, on behalf of the Board of Directors, that the information contained in the Corporation's quarterly financial statements, Annual Report to Shareholders and other financial publications, such as Management's Discussion and Analysis of Financial Condition and Results of Operations, the Annual Information Form (and similar documentation required pursuant to the laws of the United States) and the information contained in a prospectus or registration statement does not contain any untrue statement of any material fact or omit to state a material fact that is required or necessary to make a statement not misleading, in light of the circumstances under which it was made.

         o Review any reports or other financial information of the Corporation submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

         o        Have the right, for the purpose of performing their duties:
                  (i) to inspect all the books and records of the Corporation and its subsidiaries; (ii) to discuss such accounts and records and any matters relating to the financial position of the Corporation with the officers and auditors of the Corporation and its subsidiaries; and (iii) to commission reports or supplemental information relating thereto; and any member of the Committee may require the auditors to attend any or every meeting of the Committee.

         o Permit the Board of Directors to refer to the Committee such matters and questions relating to the financial position of the Corporation and its affiliates or the reporting related thereto as the Board of Directors may from time to time see fit.

INDEPENDENT AUDITORS

         o Satisfy itself, on behalf of the Board of Directors, that the Corporation's auditors are "independent" of management, within the meaning given to such term in the rules and pronouncements of the applicable regulatory authorities and professional governing bodies. Obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Corporation.

         o Review the performance and the remuneration of the independent auditors and make recommendations to the Board of Directors in connection therewith.

o In association with the independent auditors, review the Corporation's accounting principles used in financial reporting. Obtain annually from the independent auditors a letter discussing the adequacy of the internal audit and financial controls.

         o Satisfy itself, on behalf of the Board of Directors, that the audit function has been effectively carried out and that any matter which the independent auditors wish to bring to the attention of the Board of Directors has been addressed and that there are no "unresolved differences" with the auditors.

FINANCIAL REPORTING PROCESSES AND RISK MANAGEMENT

         o Review the audit plan of the independent auditors for the current year, review the integration of the external audit with the internal control program and review advice from the external auditors relating to management and internal controls and the Corporation's responses to the suggestions made therein.

         o Monitor the Corporation's internal accounting controls, informational gathering systems and management reporting on internal control.

         o Review with management and the auditors the relevance and appropriateness of the Corporation's accounting policies and review and approve all significant changes to such policies.

         o Satisfy itself, on behalf of the Board of Directors, that the Corporation has implemented appropriate systems of internal control over financial reporting and the safeguarding of the Corporation's assets and other "risk management" functions (including the identification of significant risks and the establishment of appropriate procedures to manage those risks and the monitoring of corporate performance in light of applicable risks) affecting the Corporation's assets, management, financial and business operations and the health and safety of its employees and that these are operating effectively.

         o Review and approve the Corporation's Investment and Treasury policies and monitor compliance with such policies.

LEGAL AND REGULATORY COMPLIANCE

         o Satisfy itself, on behalf of the Board of Directors, that all material statutory deductions have been withheld by the Corporation and remitted to the appropriate authorities.

         o Review, with the Corporation's principal external counsel, legal and regulatory matters that could have a material impact on the Corporation's financial statements.

         o Satisfy itself, on behalf of the Board of Directors, that all regulatory compliance issues have been identified and addressed and identifying those that require further work.

BUDGETS

         o Assist the Board of Directors in the review and approval of operational, capital and other budgets proposed by management.

GENERAL

         o Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

                               724 SOLUTIONS INC.

                       PROXY FOR HOLDERS OF COMMON SHARES

         SOLICITED BY MANAGEMENT FOR THE ANNUAL AND SPECIAL MEETING OF
                   SHAREHOLDERS TO BE HELD ON APRIL 26, 2001

THE UNDERSIGNED HOLDER OF COMMON SHARES OF 724 SOLUTIONS INC. (THE "CORPORATION"), HEREBY APPOINTS CHRISTOPHER ERICKSON, OR FAILING HIM GREGORY WOLFOND, OR INSTEAD OF EITHER OF THEM___________________________________________
AS PROXY FOR THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO ATTEND AND ACT FOR AND ON BEHALF OF THE UNDERSIGNED AT THE ANNUAL AND SPECIAL MEETING (THE "MEETING") OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT 11:00 A.M. (TORONTO
TIME) ON THURSDAY, APRIL 26, 2001 AT THE PARK HYATT, 4 AVENUE ROAD, TORONTO, ONTARIO, CANADA, M5R 2E8 AND AT ANY ADJOURNMENTS THEREOF AND TO VOTE, AS DIRECTED BELOW, ALL COMMON SHARES IN THE CAPITAL OF THE CORPORATION ("COMMON SHARES") WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF THEN PERSONALLY
PRESENT:

     (a) FOR // or AGAINST // or WITHHOLD FROM VOTING ON // the resolution authorizing (i) an amendment to the Corporation's Amended and Restated 2000 Stock Option Plan (the "2000 Plan") increasing the maximum number of Common Shares which may be reserved for issuance thereunder from 3,800,000 to 10,500,000 Common Shares (inclusive of certain stock options assumed on the acquisition of TANTAU Software, Inc.), and deleting the related restriction limiting the number of stock options under all equity compensation plans of the Corporation to a specified percentage of outstanding Capital, as described in the Management Information Circular and Proxy Statement accompanying this form of Proxy under the heading "Amendment to Our 2000 Stock Option Plan"; and (ii) certain technical amendments to the 2000 Plan, the full text of which is set out in Annex A to the accompanying Management Information Circular and Proxy Statement.

     (b) FOR // or WITHHOLD FROM VOTING IN // the election of the nominees listed below as directors of the Corporation for a term of one year. (A SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S) BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME(S) OF THE PARTICULAR NOMINEE(S) AND CHECKING THE "FOR" BOX.)

             Gregory Wolfond, John J. Sims, Lloyd F. Darlington, James D. Dixon, Holger Kluge, J. Robert S. Prichard, Barry Reiter, Joseph Aragona, Charles M.B. Goldman, Fredrick T. White and Antti Vasara.

     (c) FOR // or AGAINST // or WITHHOLD FROM VOTING ON // the resolution to appoint KPMG LLP, Chartered Accountants, as independent auditors for fiscal 2001 and to authorize the Board of Directors to fix the remuneration of the auditors.

     (d) In his or her discretion, with respect to any amendment or variation to the matters hereinbefore specified, or on such further or other business as may properly come before the Meeting or any adjournments thereof.

The proxy named above will vote or withhold from voting the shares in respect of which he or she is appointed on any ballot that may be called for in accordance with the directions of the shareholder appointing him or her. IN THE ABSENCE OF SUCH DIRECTION, SUCH SHARES WILL BE VOTED FOR THE RESOLUTIONS SPECIFIED IN PARAGRAPHS (A), (B) AND (C) ABOVE ON ANY BALLOT THAT MAY BE CALLED FOR.

The undersigned hereby ratifies and confirms all that the said proxy may do by virtue hereof, granting to the said proxy full power and authority to act for and in the name of the undersigned at the said Meeting or at any adjournments thereof, and hereby revokes any proxy or proxies heretofore given to vote, attend or act with respect to the said shares.

THIS PROXY IS SOLICITED ON BEHALF OF
MANAGEMENT OF THE CORPORATION AND THE
SHARES REPRESENTED BY THIS PROXY WILL
BE VOTED OR WITHHELD FROM BEING VOTED,
AS STATED ABOVE, IN ACCORDANCE WITH THE
INSTRUCTIONS OF THE UNDERSIGNED ON ANY
BALLOT THAT MAY BE CALLED FOR AND, IF
THE UNDERSIGNED HAS SPECIFIED A CHOICE
WITH RESPECT TO ANY MATTER TO BE ACTED
UPON, THE SHARES REPRESENTED BY THIS
PROXY SHALL BE VOTED ACCORDINGLY AT THE
MEETING AND AT ANY ADJOURNMENTS THEREOF.
THE UNDERSIGNED HAS THE RIGHT TO APPOINT
A PERSON TO ATTEND, VOTE AND ACT FOR
AND ON HIS OR HER BEHALF AT THE MEETING
OR ANY ADJOURNMENTS THEREOF OTHER THAN
THE PERSONS NAMED ABOVE AND MAY EXERCISE
SUCH RIGHT BY INSERTING THE NAME OF HIS
OR HER NOMINEE, WHO NEED NOT BE A SHAREHOLDER
OF THE CORPORATION, IN THE BLANK SPACE
PROVIDED ABOVE FOR THE PURPOSE, OR BY
COMPLETING ANOTHER PROPER FORM OF PROXY.

The undersigned hereby acknowledges receipt of the Notice of Meeting dated March 16, 2001 and of the accompanying Management Information
Circular and Proxy Statement.


DATED the      day of                , 2001





--------------------------------------------
Signature of Registered Shareholder or Authorized
Signing Officer




---------------------------------------------
Name of Registered Shareholder (PLEASE PRINT)



Please insert the date that the proxy is signed in the space provided. If the date has not been inserted, this form of proxy is deemed to bear the date on which it is mailed. Please sign exactly as your name appears on your share certificates.
If the shareholder is a corporation, this proxy must be executed by an officer or attorney thereof duly authorized.